UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22725
Priority Income Fund, Inc.
(Exact name of registrant as specified in charter)
10 East 40th Street, 42nd Floor
New York, NY 10016
(Address of principal executive offices)
M. Grier Eliasek
Chief Executive Officer
Priority Income Fund, Inc.
10 East 40th Street, 42nd Floor
New York, NY 10016
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 448-0702
Date of fiscal year end: June 30
Date of reporting period: December 31, 2023

Item 1(a). Reports to Stockholders.
The semi-annual report to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended, for the six months ended December 31, 2023 is filed herewith.

    Semi-Annual Report
    December 31, 2023

priorityincomefund.com

Priority Income Fund, Inc. (the “Company”) is an externally managed, diversified, closed-end investment management company registered under the Investment Company Act of 1940, as amended. The Company has elected to be treated for tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

INVESTMENT OBJECTIVE
The Company’s investment objective is to generate current income and, as a secondary objective, long-term capital appreciation. We expect to seek to achieve our investment objective by investing, under normal circumstances, at least 80% of our total assets in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated, which we collectively refer to as “Senior Secured Loans,” with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            4

Letter to Shareholders

Dear Shareholders,

We are pleased to present this semi-annual report of Priority Income Fund, Inc. (“we,” “us,” “our,” the “Company”, the “Fund” or “Priority”) for the period ended December 31, 2023. Priority has provided its shareholders with cash distributions each month for 10 years, and recently paid its now monthly bonus distributions to shareholders for the 14th time since August 2020.

Priority recently paid shareholders an annualized dividend yield of 11.50%, based on the December 31, 2023 “Class R Shares” offering price of $12.05, 12.24% based on the December 31, 2023 “Class RIA Shares” offering price of $11.32, and 12.32% based on the December, 2023 “Class I Shares” offering price of $11.24.

Priority Update

Priority Income Fund’s increased distributions continued to deliver value to shareholders in calendar year 2023, and Priority Income Fund ended the year with a positive total return of 11.71% based on final Net Asset Value (“NAV”) per share of $11.24, assuming reinvestment of all shareholder distributions.

Annualized dividend yields increased by 5.33% year-over-year based on the December 31, 2023 “Class R Shares” offering price of $12.05, 5.37% year-over-year based on the December 31, 2023 “Class RIA Shares” offering price of $11.32, and 5.29% year-over-year based on the December 31, 2023 “Class I Shares” offering price of $11.24.

Since our annual shareholder letter for the fiscal year ended June 2023, we have continued to implement Priority’s strategy of targeting investments in CLO debt and equity, with a continued recent emphasis on the former, that further our primary objective of providing our shareholders with current income.

Priority is pleased to report the following accomplishments for the six-months ended December 31, 2023:

–Priority purchased 28 CLO debt investments totaling $72.1 million in cost basis. Priority sold three CLO debt investments totaling $6.7 million in cost basis. The Fund continues to focus on identifying attractive investments consistent with the Fund’s strategy and accretive to solid risk-adjusted historical performance.
–The Fund successfully raised $101 million during the 2023 calendar year and $148 million in the 2023 fiscal year.
–Since inception in January 2014 through December 29, 2023, Priority’s Class I Shares’ return of 9.68% has outperformed the Bloomberg US Aggregate Bond Index’s 1.81% return1 and the Credit Suisse Leveraged Loan Index's 4.43% return2.

Furthermore, Priority has benefited from certain strategic portfolio management decisions accretive to the Fund’s historical strategy and performance:

–Opportunistic purchasing of CLO debt tranches rated at inception as ‘BB’ investments by rating agencies that include S&P, Moody’s, and Fitch, with a weighted average discount from par of over 13% and weighted average underwritten internal rates of return of approximately 13-15% in line with the Fund’s target returns.
–Market volatility in 2023 allowed Priority to acquire CLO debt tranches at discounted prices, which led to equity-like returns and increased cushion-related resistance to defaults, while also creating an opportunity to build NAV given our purchases were made significantly below par. We anticipate continuing to grow our CLO debt book, which is currently 24% of our investment portfolio, should the discounted opportunity persist in the current fiscal year.
1 Bloomberg US Aggregate Bond Index, Bloomberg Historical Price Data through 12/29/2023.
2 Credit Suisse Leveraged Loan Index, Bloomberg Historical Price Data through 12/29/2023.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            5

CLO Market Commentary

The Russia/Ukraine war, inflationary pressures, and the corresponding Fed response introduced volatility which began in 2022 and persisted throughout 2023. Despite slowing from its 2021 peak of $187.0 billion3, market CLO issuance remained robust by historical standards at $115.8 billion3 for 2023. Furthermore, CLOs represented 69%4 of the buyer base in the institutional Senior Secured Loan market for 2023, highlighting the importance of the CLO market.

CLO research analysts are projecting calendar year 2024 CLO issuance totaling:
–Bank of America: $110 billion5
–Citigroup: $110 billion6
–JP Morgan: $110-120 billion7
–Morgan Stanley: $115 billion8
–Nomura: $105 billion9

Secondary CLO trading exhibited volatility during fiscal year 2023, with CLO BB debt trading in a 9-point range, from a trough index price of 84.17 on March 20, 2023, to a high index price of 93.08 on December 29, 202310. Other parts of CLO capital structures exhibited heightened price and spread volatility as well10.

We believe the widening of CLO liabilities contributed to a decline in CLO refinance and reset activity in 2023. A CLO refinancing is an occurrence where all or part of the CLO liabilities are refinanced at a lower spread without a change in CLO maturity. A CLO reset is an occurrence where all of the CLO liabilities are refinanced and the CLO reinvestment period is extended, typically, by two to five years.

Looking ahead to 2024, we expect the macroeconomic picture to remain uncertain, with defaults likely to continue increasing from historically low levels. While such default increases that may put some pressure on pricing in the loan and CLO markets, we also anticipate such factors to present enhanced opportunities for Priority to invest in various CLO tranches at discounted prices.

In addition, we believe that long-term fundamentals for the investments held by Priority remain attractive. Priority continued to expand portfolio diversity by increasing its number of investments to 238 investments as of December 31, 2023 (the highest count achieved to date), while the portfolio’s trailing twelve-month (“TTM”) default rate of 1.14% as of December 31, 2023 remained below the historical market average of 1.16%. We also continue to believe that CLO managers will be able to capitalize on loan price volatility to increase portfolio spreads and purchase loans at discounted prices.

Dividend Policy

To qualify for U.S federal income tax treatment as a regulated investment company, the Company is required to pay out distributions as determined in accordance with federal income tax regulations. In certain periods, we expect the income distributable pursuant to these regulations, which we refer to as distributable income, to be higher or lower than our reportable accounting income. In addition to net investment income, our dividend policy considers in part our estimate of our distributable income, which includes: (1) interest income from our underlying collateralized loan obligation (“CLO”) debt and equity investments, (2) recognition of certain mark-to-market gains or losses to the extent that the fair market value of our CLO investments is determined to deviate from its adjusted tax basis, and (3) acceleration of unamortized fees and expenses following the refinancing or reset of a CLO’s liabilities. As a result, distributable income may differ from accounting income, as expressed by net investment income. Our distributions may exceed our earnings, and portions of the distributions that we make may therefore be a return of the money that you originally invested and represent a return of capital to you for tax purposes.
3 Pitchbook | LCD, “LCD’s Quarterly Leveraged Lending Review: 2Q 2023”
4 Barclays Credit Research, “Supply update: Issuance to remain steady, but refis/resets to increase in 2H23”, June 2023
5 Bank of America, “CLO Outlook: A Tale of two CCCs”, November 2023
6 Citi Research, “Global CLO Markets Midyear Outlook”, June 2023
7 LCD News, “JP Morgan reduces year-end US CLO issuance forecast”, June 2023
8 Morgan Stanley, “2023 Global Securitized Products Mid-Year Outlook: Shake it Off”, June 2023
9 Nomura Global Markets Research, “2023 CLO Special Topics”, July 2023
10Palmer Square BB Price Index

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            6

We would like to express our gratitude to both our new and long-term shareholders for their continued support of Priority Income Fund’s investment thesis and hope to continue to realize our goal to create further value for the Fund’s shareholders.

M. Grier Eliasek
Chairman and Chief Executive Officer

Disclosures

The Senior Secured Loans in which we invest are made primarily to U.S. companies whose debt is rated below investment grade or, in some circumstances, unrated. These investments, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

This letter may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the future performance of Priority Income Fund, Inc. Words such as “believes,” “expects,” and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, are highly likely to be affected by the current global financial market situation, as well as various social and political circumstances in the U.S. and around the world (including wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics and pandemics that are or are not under the control of Priority Income Fund, Inc., and that Priority Income Fund, Inc. may or may not have considered. Accordingly, such statements cannot be guarantees or assurances of any aspect of future performance and involve a number of risks and uncertainties, and related changes in base interest rates and significant market volatility on our business, our industry, and the global economy. Actual developments and results may vary materially from any forward-looking statements. Such statements speak only as of the time when made. Priority Income Fund, Inc. undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any performance information quoted above represents past performance. We caution investors that the past performance described above is not indicative of and does not guarantee future returns. The investment return and principal value of an investment will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. Current performance information may be different than the performance data presented above. Index and asset class performance quoted above does not reflect the fees, expenses or taxes that a stockholder may incur. The results described above may not be representative of our portfolio.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            7

Fund Performance

Comparison of change in value of a $10,000 investment in Priority Income Fund with a hypothetical investment of $10,000 in the Bloomberg US Aggregate Bond Index, Credit Suisse Leveraged Loan Index, and S&P 500® Index.

Past performance is not predictive of future performance. Current and future results may be lower or higher than those shown. The results shown are before taxes on fund distributions and sale of fund shares.

The above graph compares a hypothetical $10,000 investment made in Priority Income Fund on 1/3/14 (inception date) to a hypothetical investment of $10,000 made in the Bloomberg US Aggregate Bond Index, Credit Suisse Leverage Loan Index, and S&P 500® Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class R shares. The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency). The Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The S&P 500 Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index. These factors can contribute to the indices potentially outperforming the Fund. Further information relating to fund performance is contained in the Financial Highlights section of the Fund’s prospectus and elsewhere in this report.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            8

Average Annual Total Returns as of December 31, 2023
	Inception Date	1 Year	5 Year	From Inception
Priority Income Fund, Inc.
with maximum sales charge	1/3/2014	4.90%	5.52%	8.77%
without sales charge(1)	1/3/2014	12.50%	7.29%	9.68%

Bloomberg US Aggregate Bond Index	1/3/2014	5.54%	1.10%	1.81%	*
Credit Suisse Leveraged Loan Index	1/3/2014	13.08%	5.57%	4.43%	*
S&P 500 Index	1/3/2014	26.37%	15.70%	12.15%	*

*Index date is based on the inception date of the fund.
(1)Calculated based off of the net offering price.

The performance data quoted represents past performance, which is no guarantee of future results. Share prices and investment returns fluctuate and an investor’s shares may be worth more or less than original cost upon sale or repurchase. Current performance may be lower or higher than the performance quoted. Go to www.priorityincomefund.com for the Fund’s most recent return information. The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. In addition to the performance of Class R shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            9

Portfolio Composition - At a Glance

Top Ten Holdings
As of December 31, 2023

Portfolio Investment	Investment	Legal Maturity	Fair Value	% of Net Assets
Cedar Funding IV CLO, Ltd.	Subordinated Notes	7/23/2034	$20,702,162	3.3%
Voya CLO 2022-1, Ltd.	Subordinated Notes	4/20/2035	16,097,180	2.6%
Columbia Cent CLO 29 Limited	Subordinated Notes	10/20/2034	14,182,783	2.2%
Cedar Funding XI CLO, Ltd.	Subordinated Notes	6/1/2032	14,026,048	2.2%
Madison Park Funding XIV, Ltd.	Subordinated Notes	10/22/2030	14,005,017	2.2%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	10/24/2030	13,824,934	2.2%
Neuberger Berman CLO XVI-S, Ltd.	Subordinated Notes	4/17/2034	13,766,091	2.2%
Voya CLO 2018-1, Ltd.	Subordinated Notes	4/21/2031	13,036,784	2.0%
Venture 28A CLO, Ltd.	Subordinated Notes	10/20/2034	12,443,182	1.9%
Venture 42 CLO, Ltd.	Subordinated Notes	4/17/2034	12,224,782	1.9%

Portfolio Composition

Number of Loans Underlying the Company’s CLO Investments	2,071
Dollar Amount of Loans Underlying the Company’s CLO Investments	$93.4 billion
Percentage of Collateral Underlying the Company’s CLO Investments that are in Default	1.16%
Last Twelve Months Default Rate of Collateral Underlying the Company’s CLO Investments	1.53%

Legal Maturity of Portfolio Securities

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            10

Collateral Summary

Number of loans underlying the Company’s CLO investments	2,071
Largest exposure to any individual borrower	0.86%
Average individual borrower exposure	0.06%
Aggregate exposure to 10 largest borrowers	5.71%
Aggregate exposure to senior secured loans	100%
Weighted average stated spread	3.68%
Weighted average LIBOR floor	0.63%
Weighted average percentage of floating rate loans with LIBOR floors	54.32%
Weighted average credit rating of underlying collateral based on average Moody’s rating	B1/B2
Weighted average maturity of underlying collateral	4.0 years
U.S. dollar currency exposure	100%

Underlying Secured Loan Rating Distribution (Moody’s / S&P)(1)
Quarter-End	Aaa/AAA	Aa/AA	A/A	Baa/BBB	Ba/BB	B/B	Caa/CCC and Lower	Unrated
December 31, 2023	0.01% / 0.00%	0.00% / 0.00%	0.13% / 0.07%	2.06% / 1.96%	23.41% / 20.98%	64.59% / 64.63%	6.45% / 7.98%	0.60% / 1.63%
(1)Excludes structured product assets and newly issued transactions for which collateral data is not yet available.

Cash is included within the denominator of the above calculations, but is not rated by Moody’s/S&P.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            11

Statement of Assets and Liabilities (unaudited)
As of December 31, 2023

Assets
Investments, at fair value (amortized cost $1,123,432,990)	$940,170,338
Cash	20,006,851
Restricted cash	250,000
Interest receivable	6,632,695
Deferred common stock offering costs (Note 5)	736,189
Deferred financing costs on Revolving Credit Facility (Note 11)	451,985
Due from affiliate (Note 5)	239,242
Prepaid expenses	152,514
Total assets	968,639,814

Liabilities
Mandatorily redeemable Term Preferred Stock; ($0.01 par value; 50,000,000 shares authorized; 1,094,065 Series D Term Preferred Stock outstanding with net offering costs of $394,631 and unamortized discount of $543,231; 1,233,428 Series F Term Preferred Stock outstanding with net offering costs of $110,213 and unamortized discount of $528,405; 1,472,000 Series G Term Preferred Stock outstanding with net offering costs of $165,827 and unamortized discount of $608,690; 1,196,000 Series H Term Preferred Stock outstanding with net offering costs of $186,757 and unamortized discount of $544,007; 1,600,000 Series I Term Preferred Stock outstanding with net offering costs of $193,235 and unamortized discount of $878,974; 1,580,000 Series J Term Preferred Stock outstanding with net offering costs of $218,175 and unamortized discount of $910,575; 1,100,000 Series L Term Preferred Stock outstanding with net offering costs of $258,557 and unamortized discount of $684,418) (Note 7)
225,661,630
Notes payable (less unamortized discount and debt issuance costs of $1,077,065) (Note 12)	28,922,935
Revolving Credit Facility (Note 11)	21,500,000
Due to Adviser (Note 5)	10,385,475
Due to Administrator (Note 5)	3,440,851
Accrued expenses	1,211,914
Due to affiliate (Note 5)	392,706
Tax payable	177,492
Interest payable	24,125
Total liabilities	291,717,128
Cumulative Preferred Stock, par value $0.01 per share (50,000,000 shares authorized; 1,600,000 Series K Cumulative Preferred Stock outstanding as of December 31, 2023) (Note 7)	38,414,986
Commitments and contingencies (Note 10)
Net Assets Applicable to Common Shares	$638,507,700

Components of net assets:
Common stock, $0.01 par value; 150,000,000 shares authorized; 56,814,979 shares issued and
outstanding (Note 4)	$568,150
Paid-in capital in excess of par (Note 4)	651,008,085
Total distributable earnings (Note 8)	(13,068,535)
Net Assets Applicable to Common Shares	$638,507,700

Net asset value per Common Share	$11.24
See accompanying notes to financial statements.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            12

Statement of Operations (unaudited)
For the six months ended December 31, 2023

Investment income
Interest income from investments	$82,923,922
Total investment income	82,923,922
Expenses
Incentive fee (Note 5)	11,295,842
Base management fee (Note 5)	9,507,762
Total investment advisory fees	20,803,604

Preferred dividend expense	7,975,003
Administrator costs (Note 5)	2,524,119
Interest expense and credit facility expense	1,393,269
Transfer agent fees and expenses	1,068,434
Valuation services	876,500
Amortization of common stock offering costs (Note 5)	821,538
Adviser shared service expense (Note 5)	800,234
Report and notice to shareholders	250,839
General and administrative	198,059
Audit and tax expense	169,373
Insurance expense	128,158
Director fees	112,500
Legal expense	40,465
Total expenses	37,162,095
Net investment income before income taxes	45,761,827
Excise tax expense (Note 8)	66,571
Net investment income	45,695,256
Net realized and net change in unrealized gain (loss) on investments
Net realized gain on investments	224,422
Net change in unrealized loss on investments	(9,862,927)
Net realized and net change in unrealized gain (loss) on investments	(9,638,505)
Net increase in net assets resulting from operations	36,056,751
Dividends declared on Cumulative Preferred Stock	(1,400,000)
Net Increase in Net Assets Resulting from Operations applicable to Common Stockholders	$34,656,751

See accompanying notes to financial statements.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            13

Statements of Changes in Net Assets and Temporary Equity

	Six Months Ended
	December 31, 2023	Year Ended
	(unaudited)	June 30, 2023
Net increase (decrease) in net assets resulting from operations applicable to Common Stockholders:
Net investment income	$45,695,256	$107,817,201
Net realized gain on investments	224,422	217,233
Net change in unrealized loss on investments	(9,862,927)	(71,740,677)
Net realized loss on extinguishment of debt	—	(324,184)
Net increase in net assets resulting from operations	36,056,751	35,969,573
Distributions to common stockholders:
Dividends from earnings (Notes 6 and 8)	(38,306,397)	(68,287,135)
Total distributions to common stockholders	(38,306,397)	(68,287,135)
Distributions to Series K Cumulative Preferred stockholders:
Dividends from earnings (Note 7)	(1,400,000)	(2,800,000)
Total distributions to Series K Cumulative Preferred stockholders	(1,400,000)	(2,800,000)
Capital transactions:
Gross proceeds from shares sold (Note 4)	42,297,692	147,937,976
Commissions and fees on shares sold (Note 5)	(2,109,656)	(6,724,498)
Repurchase of common shares (Note 4)	(24,909,560)	(48,347,692)
Reinvestment of distributions (Note 4)	17,491,626	21,809,485
Net increase in net assets from capital transactions	32,770,102	114,675,271
Total increase in net assets	29,120,456	79,557,709
Net assets:
Beginning of period	609,387,244	529,829,535
End of period	$638,507,700	$609,387,244

	Six Months Ended
	December 31, 2023	Year Ended
	(unaudited)	June 30, 2023
Preferred Stock Classified as Temporary Equity:
Proceeds from the issuance of Cumulative Preferred Stock (Note 7)	$—	$—
Cumulative Preferred Stock issuance costs, paid and deferred	—	(19,588)
Net decrease in Temporary Equity from Cumulative Preferred Stock transactions	—	(19,588)
Temporary Equity:
Beginning of period	38,414,986	38,434,574
End of period	$38,414,986	$38,414,986

See accompanying notes to financial statements.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            14

Statement of Cash Flows (unaudited)
For the six months ended December 31, 2023

Cash flows used in operating activities:
Net increase in net assets resulting from operations	$36,056,751
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of common stock offering costs (Note 5)	821,538
Net Reductions to Subordinated Structured Notes and related investment cost	5,520,796
Amortization of term preferred stock deferred offering costs	151,219
Amortization of term preferred stock discount	511,476
Amortization of notes payable debt issuance costs	7,152
Amortization of notes payable discount	24,116
Amortization of deferred financing costs on Revolving Credit Facility (Note 11)	71,571
Purchases of investments	(72,101,439)
Proceeds from sales of investments	6,748,883
Repayments from investments	9,718,481
Payment-in-kind interest	(485,771)
Net realized gain on investments	(224,422)
Net change in unrealized loss on investments	9,862,927
(Increase) Decrease in operating assets:
Deferred common stock offering costs (Note 5)	(572,013)
Interest receivable	(2,003,651)
Due from affiliate (Note 5)	72,006
Prepaid expenses	87,208
Increase (Decrease) in operating liabilities:
Due to adviser (Note 5)	(902,956)
Accrued expenses	51,918
Due to Administrator (Note 5)	2,524,119
Tax payable	66,571
Due to affiliate (Note 5)	9,455
Interest payable	13,322
Net cash used in operating activities	(3,970,743)
Cash flows provided by financing activities:
Gross proceeds from shares sold (Note 4)	46,412,086
Commissions and fees on shares sold (Note 5)	(2,266,999)
Distributions paid to common stockholders	(30,172,404)
Repurchase of common shares (Note 4)	(25,092,015)
Distributions paid to Cumulative Preferred Stockholders	(1,400,000)
Borrowings under Revolving Credit Facility (Note 11)	43,800,000
Repayments of Revolving Credit Facility (Note 11)	(32,300,000)
Net cash provided by financing activities	(1,019,332)
Net increase in cash and restricted cash	(4,990,075)
Cash and restricted cash at beginning of period	25,246,926
Cash and restricted cash at end of period	$20,256,851

Non-cash financing activity:
Value of shares issued through reinvestment of distributions	$17,491,626
Supplemental disclosure:
Cash paid for interest	$1,277,107
Cash paid for Term Preferred Stock and Cumulative Preferred Stock	$8,712,308

Beginning of the period
Cash	$24,996,926
Restricted cash	250,000
Cash and restricted cash at beginning of period	$25,246,926

End of the period
Cash	$20,006,851
Restricted cash	250,000
Cash and restricted cash at end of period	$20,256,851
See accompanying notes to financial statements.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            15

Schedule of Investments (unaudited)
As of December 31, 2023

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Adams Mill CLO Ltd.(6)(7)	Subordinated Notes	—%	7/15/2026	7/3/2014	$500,000	$—	$—	—%
AIMCO CLO 11, Ltd.	Subordinated Notes	19.20%	10/17/2034	4/4/2022	5,000,000	5,365,920	4,841,964	0.8%
Apidos CLO XVIII-R	Subordinated Notes	10.72%	10/22/2030	9/26/2018	410,000	533,549	415,465	0.1%
Apidos CLO XX	Subordinated Notes	24.25%	7/16/2031	3/4/2020	12,500,000	7,776,461	7,602,494	1.2%
Apidos CLO XXI(6)(7)	Subordinated Notes	—%	7/19/2027	5/13/2015	5,000,000	1,468,543	—	—%
Apidos CLO XXII	Subordinated Notes	12.30%	4/21/2031	9/17/2015	9,894,611	7,087,040	6,555,345	1.0%
Apidos CLO XXIV	Subordinated Notes	26.38%	10/21/2030	5/17/2019	12,214,397	7,481,599	7,667,556	1.2%
Apidos CLO XXVI	Subordinated Notes	2.06%	7/18/2029	7/25/2019	6,000,000	4,335,920	3,416,471	0.5%
Babson CLO Ltd. 2015-I(6)	Subordinated Notes	—%	1/20/2031	4/1/2015	3,400,000	1,775,332	1,115,690	0.2%
Barings CLO Ltd. 2018-III(6)	Subordinated Notes	—%	7/20/2029	10/10/2014	396,214	145,632	46,341	0.0%
BlueMountain CLO 2013-2 Ltd.(6)	Subordinated Notes	—%	10/22/2030	10/1/2015	1,900,000	1,273,874	636,646	0.1%
BlueMountain CLO XXVI Ltd.	Subordinated Notes	19.55%	10/20/2034	11/18/2021	8,906,000	8,198,843	7,336,927	1.1%
BlueMountain CLO XXVIII Ltd.	Subordinated Notes	21.06%	4/17/2034	4/1/2022	3,300,000	3,081,054	2,881,636	0.5%
BlueMountain CLO XXIX Ltd.	Subordinated Notes	20.22%	7/25/2034	12/15/2021	6,000,000	6,018,077	5,331,368	0.8%
BlueMountain CLO XXXI Ltd.	Subordinated Notes	21.26%	4/19/2034	4/28/2022	5,000,000	4,511,960	4,195,402	0.7%
BlueMountain CLO XXXII Ltd.	Subordinated Notes	21.57%	10/16/2034	2/18/2022	12,000,000	10,653,416	9,846,220	1.5%
BlueMountain CLO XXXIV Ltd.	Subordinated Notes	21.97%	4/20/2035	3/23/2022	5,700,000	5,755,000	5,309,995	0.8%
BlueMountain Fuji US CLO II Ltd.	Subordinated Notes	0.54%	10/21/2030	8/22/2017	2,500,000	1,893,720	1,519,088	0.2%
California Street CLO IX, Ltd.	Preference Shares	19.62%	7/16/2032	12/13/2019	4,670,000	2,488,004	2,185,212	0.3%
Carlyle Global Market Strategies CLO 2013-1, Ltd.(6)	Subordinated Notes	—%	8/14/2030	6/23/2016	17,550,000	9,397,950	5,500,569	0.9%
Carlyle Global Market Strategies CLO 2013-4, Ltd.	Income Notes	1.97%	1/15/2031	12/22/2016	11,839,488	6,302,256	4,396,092	0.7%
Carlyle Global Market Strategies CLO 2014-1, Ltd.	Income Notes	6.83%	4/17/2031	2/25/2016	12,870,000	7,792,157	6,525,642	1.0%
Carlyle Global Market Strategies CLO 2014-3-R, Ltd.	Subordinated Notes	2.35%	7/28/2031	5/23/2018	15,000,000	11,729,573	9,457,544	1.5%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Subordinated Notes	9.58%	4/20/2034	3/16/2016	6,844,556	6,191,709	5,065,297	0.8%
Carlyle Global Market Strategies CLO 2016-3, Ltd.	Subordinated Notes	9.58%	7/20/2034	8/8/2016	3,245,614	2,927,376	2,456,413	0.4%
Carlyle Global Market Strategies CLO 2017-2, Ltd.	Subordinated Notes	15.28%	7/21/2031	1/4/2022	4,450,000	2,915,862	2,491,272	0.4%
Carlyle Global Market Strategies CLO 2017-4, Ltd.	Income Notes	11.48%	1/15/2030	10/14/2021	9,107,000	5,605,644	4,567,512	0.7%
Carlyle Global Market Strategies CLO 2017-5, Ltd.(6)	Subordinated Notes	—%	1/22/2030	12/18/2017	10,000,000	7,960,369	5,983,727	0.9%
Cedar Funding II CLO, Ltd.	Subordinated Notes	14.84%	4/20/2034	9/27/2017	2,500,000	2,363,421	1,994,265	0.3%
Cedar Funding IV CLO, Ltd.	Subordinated Notes	14.05%	7/23/2034	6/19/2017	26,698,229	22,533,052	20,702,162	3.3%
Cedar Funding V CLO, Ltd.	Subordinated Notes	18.76%	7/17/2031	10/15/2018	7,358,000	7,640,085	7,231,229	1.1%

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            16

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Cedar Funding VI CLO, Ltd.	Subordinated Notes	16.75%	4/20/2034	8/7/2017	$6,722,117	$6,887,359	$5,921,166	0.9%
Cedar Funding X CLO, Ltd.	Subordinated Notes	22.84%	10/20/2032	1/12/2022	10,775,000	10,203,244	9,654,136	1.5%
Cedar Funding XI CLO, Ltd.	Subordinated Notes	21.91%	6/1/2032	7/12/2021	17,500,000	15,128,006	14,026,048	2.2%
Cedar Funding XII, Ltd.	Subordinated Notes	20.61%	10/25/2034	3/28/2022	3,300,000	3,136,667	2,906,511	0.5%
Cedar Funding XIV, Ltd.	Subordinated Notes	21.48%	7/15/2033	4/7/2022	10,000,000	8,516,733	8,043,715	1.3%
Cedar Funding XV, Ltd.	Subordinated Notes	23.48%	4/20/2035	7/25/2022	5,000,000	4,110,596	4,119,014	0.6%
Cent CLO 21 Limited(6)	Subordinated Notes	—%	7/26/2030	5/15/2014	510,555	325,655	62,179	0.0%
CIFC Falcon 2019, Ltd.	Subordinated Notes	17.40%	1/20/2033	5/14/2021	8,500,000	8,259,347	7,835,070	1.2%
CIFC Funding 2013-I, Ltd.	Subordinated Notes	0.85%	7/16/2030	6/1/2018	3,000,000	1,685,330	1,245,378	0.2%
CIFC Funding 2013-II, Ltd.(6)	Income Notes	—%	10/18/2030	2/6/2014	305,000	151,612	101,106	0.0%
CIFC Funding 2013-III-R, Ltd.	Subordinated Notes	12.60%	4/24/2031	1/19/2021	4,900,000	2,396,267	2,185,139	0.3%
CIFC Funding 2013-IV, Ltd.	Subordinated Notes	9.36%	4/28/2031	3/15/2019	8,000,000	5,189,255	4,715,145	0.7%
CIFC Funding 2014, Ltd.	Income Notes	4.00%	1/21/2031	2/6/2014	2,758,900	1,599,941	1,214,108	0.2%
CIFC Funding 2014-III, Ltd.	Income Notes	8.24%	10/22/2031	11/14/2016	11,700,000	7,597,976	6,145,154	1.0%
CIFC Funding 2014-IV-R, Ltd.	Income Notes	11.90%	1/17/2035	8/5/2014	4,833,031	3,374,486	2,632,529	0.4%
CIFC Funding 2015-I, Ltd.(6)	Subordinated Notes	—%	1/22/2031	11/24/2015	7,500,000	4,702,703	3,318,657	0.5%
CIFC Funding 2015-III, Ltd.(6)	Subordinated Notes	—%	4/19/2029	5/29/2018	10,000,000	4,415,769	2,845,997	0.4%
CIFC Funding 2015-IV, Ltd.	Subordinated Notes	14.12%	4/20/2034	4/27/2016	22,930,000	14,251,157	11,455,281	1.8%
CIFC Funding 2016-I, Ltd.	Subordinated Notes	22.71%	10/21/2031	12/9/2016	6,500,000	5,188,209	5,580,799	0.9%
CIFC Funding 2017-I, Ltd.(6)	Subordinated Notes	—%	4/20/2029	2/3/2017	8,000,000	5,960,891	4,334,670	0.7%
CIFC Funding 2017-IV, Ltd.	Subordinated Notes	3.20%	10/24/2030	8/14/2017	18,000,000	16,473,818	13,824,934	2.2%
CIFC Funding 2018-II, Ltd.	Subordinated Notes	26.84%	4/20/2031	8/11/2022	10,000,000	6,820,087	6,212,112	1.0%
CIFC Funding 2018-IV, Ltd.	Subordinated Notes	19.28%	10/17/2031	6/19/2020	6,000,000	5,163,997	5,123,545	0.8%
CIFC Funding 2020-II, Ltd.	Income Notes	24.72%	10/20/2034	7/20/2020	2,000,000	1,800,215	1,872,480	0.3%
CIFC Funding 2020-III, Ltd.	Subordinated Notes	20.70%	10/20/2034	9/11/2020	7,350,000	7,267,289	7,056,762	1.1%
Columbia Cent CLO 29 Limited	Subordinated Notes	23.27%	10/20/2034	7/10/2020	16,000,000	13,305,962	14,182,783	2.2%
Columbia Cent CLO 31 Limited	Subordinated Notes	19.91%	4/20/2034	2/1/2021	12,100,000	11,052,602	10,486,185	1.6%
Dryden 86 CLO, Ltd.	Subordinated Notes	20.52%	7/17/2034	3/10/2022	10,250,000	8,199,766	7,148,481	1.1%
Dryden 87 CLO, Ltd.	Subordinated Notes	21.49%	5/22/2034	3/10/2022	4,000,000	3,802,786	3,505,437	0.5%
Dryden 95 CLO, Ltd.	Subordinated Notes	20.56%	8/21/2034	4/27/2022	10,500,000	9,406,134	8,546,995	1.3%
Galaxy XIX CLO, Ltd.(6)	Subordinated Notes	—%	7/24/2030	12/5/2016	2,750,000	1,791,024	1,262,886	0.2%
Galaxy XX CLO, Ltd.	Subordinated Notes	10.72%	4/21/2031	5/28/2021	2,000,000	1,587,267	1,358,151	0.2%
Galaxy XXI CLO, Ltd.	Subordinated Notes	12.84%	4/21/2031	5/28/2021	4,775,000	3,193,270	2,808,395	0.4%
Galaxy XXVII CLO, Ltd.	Subordinated Notes	18.62%	5/16/2031	7/23/2021	2,212,500	1,079,525	1,096,471	0.2%
Galaxy XXVIII CLO, Ltd.	Subordinated Notes	19.85%	7/15/2031	5/30/2014	5,295,000	2,787,135	2,640,333	0.4%

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            17

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
GoldenTree Loan Opportunities IX, Ltd.(6)	Subordinated Notes	—%	10/29/2029	7/19/2017	$3,250,000	$2,024,912	$1,158,882	0.2%
Halcyon Loan Advisors Funding 2014-2 Ltd.(6)(7)	Subordinated Notes	—%	4/28/2025	4/14/2014	400,000	210,313	—	—%
Halcyon Loan Advisors Funding 2014-3 Ltd.(6)(7)	Subordinated Notes	—%	10/22/2025	9/12/2014	500,000	298,545	—	—%
Halcyon Loan Advisors Funding 2015-1 Ltd.(6)	Subordinated Notes	—%	4/20/2027	3/16/2015	3,000,000	1,849,511	—	—%
Halcyon Loan Advisors Funding 2015-2 Ltd.(6)	Subordinated Notes	—%	7/26/2027	6/3/2015	3,000,000	1,927,789	—	—%
Halcyon Loan Advisors Funding 2015-3 Ltd.(6)	Subordinated Notes	—%	10/18/2027	7/27/2015	7,000,000	5,329,399	14,299	0.0%
HarbourView CLO VII-R, Ltd.(6)	Subordinated Notes	—%	7/18/2031	6/5/2015	275,000	195,731	102,353	0.0%
Jefferson Mill CLO Ltd.(6)	Subordinated Notes	—%	10/20/2031	6/30/2015	6,049,689	4,391,326	3,395,170	0.5%
LCM XV Limited Partnership(6)	Income Notes	—%	7/19/2030	1/28/2014	250,000	133,020	62,141	0.0%
LCM XVI Limited Partnership(6)	Income Notes	—%	10/15/2031	5/12/2014	6,814,685	4,243,203	3,133,462	0.5%
LCM XVII Limited Partnership(6)	Income Notes	—%	10/15/2031	9/17/2014	1,000,000	667,372	507,070	0.1%
LCM XVIII Limited Partnership	Income Notes	10.49%	7/21/2031	10/29/2021	12,195,000	5,414,130	4,205,174	0.7%
LCM XXVIII Limited Partnership	Subordinated Notes	19.80%	10/21/2030	10/29/2021	2,000,000	1,369,678	1,210,215	0.2%
LCM XXXII Limited Partnership	Income Notes	21.52%	7/20/2034	3/2/2022	10,390,000	8,932,408	7,898,661	1.2%
LCM XXXIV Limited Partnership	Subordinated Notes	26.95%	10/20/2034	8/4/2022	2,395,000	1,822,848	1,705,136	0.3%
Madison Park Funding XIII, Ltd.	Subordinated Notes	0.22%	4/19/2030	2/3/2014	13,000,000	6,334,276	4,794,053	0.8%
Madison Park Funding XIV, Ltd.	Subordinated Notes	12.20%	10/22/2030	7/3/2014	23,750,000	16,558,999	14,005,017	2.2%
Madison Park Funding XL, Ltd.	Subordinated Notes	13.45%	5/28/2030	10/8/2020	7,000,000	3,405,938	2,963,794	0.5%
Mountain View CLO 2014-1 Ltd.(6)(7)	Income Notes	—%	10/15/2026	8/29/2014	1,000,000	497,106	—	—%
Mountain View CLO IX Ltd.(6)	Subordinated Notes	—%	7/15/2031	5/13/2015	8,815,500	3,800,216	2,890,690	0.5%
Neuberger Berman CLO XVI-S, Ltd.	Subordinated Notes	18.91%	4/17/2034	2/9/2022	16,000,000	16,841,880	13,766,091	2.2%
Neuberger Berman CLO XXI, Ltd.	Subordinated Notes	20.19%	4/20/2034	2/16/2022	8,501,407	7,646,148	6,216,588	1.0%
Octagon Investment Partners XIV, Ltd.(6)	Income Notes	—%	7/16/2029	12/1/2017	6,150,000	2,821,529	849,440	0.1%
Octagon Investment Partners XV, Ltd.	Income Notes	1.18%	7/19/2030	5/23/2019	8,937,544	4,620,677	3,642,597	0.6%
Octagon Investment Partners XVII, Ltd.(6)	Subordinated Notes	—%	1/27/2031	6/28/2018	16,153,000	7,030,606	4,479,408	0.7%
Octagon Investment Partners 18-R, Ltd.(6)	Subordinated Notes	—%	4/16/2031	7/30/2015	4,568,944	1,873,741	1,379,662	0.2%
Octagon Investment Partners 20-R, Ltd.	Subordinated Notes	13.72%	5/12/2031	4/25/2019	3,500,000	2,988,647	2,360,676	0.4%
Octagon Investment Partners XXI, Ltd.	Subordinated Notes	11.64%	2/14/2031	1/6/2016	13,822,188	8,260,500	6,331,903	1.0%
Octagon Investment Partners XXII, Ltd.(6)	Subordinated Notes	—%	1/22/2030	11/12/2014	6,625,000	4,281,220	2,786,904	0.4%
Octagon Investment Partners 27, Ltd.	Subordinated Notes	2.86%	7/15/2030	10/31/2018	5,000,000	3,091,920	2,372,635	0.4%
Octagon Investment Partners 30, Ltd.(6)	Subordinated Notes	—%	3/18/2030	11/16/2017	9,525,000	6,512,638	5,021,084	0.8%
Octagon Investment Partners 31, Ltd.	Subordinated Notes	3.39%	7/19/2030	12/20/2019	3,067,500	1,687,930	1,397,983	0.2%
Octagon Investment Partners 33, Ltd.(6)	Subordinated Notes	—%	1/20/2031	7/9/2018	2,850,000	2,094,577	1,465,201	0.2%
Octagon Investment Partners 36, Ltd.	Subordinated Notes	6.49%	4/15/2031	12/20/2019	10,400,960	7,593,650	6,199,508	1.0%

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            18

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Octagon Investment Partners 37, Ltd.	Subordinated Notes	8.58%	7/25/2030	3/17/2021	$14,500,000	$10,891,672	$9,353,724	1.5%
Octagon Investment Partners 39, Ltd.	Subordinated Notes	11.66%	10/21/2030	1/9/2020	10,250,000	8,404,824	7,872,274	1.2%
Octagon Loan Funding, Ltd.	Subordinated Notes	9.80%	11/18/2031	8/25/2014	5,014,526	3,035,803	2,557,606	0.4%
OZLM VI, Ltd.(6)	Subordinated Notes	—%	4/17/2031	10/31/2016	15,688,991	9,393,182	5,798,345	0.9%
OZLM VII, Ltd.(6)	Subordinated Notes	—%	7/17/2029	11/3/2015	2,654,467	1,302,082	264,107	0.0%
OZLM VIII, Ltd.(6)	Subordinated Notes	—%	10/17/2029	8/7/2014	950,000	512,793	172,124	0.0%
OZLM IX, Ltd.	Subordinated Notes	2.62%	10/20/2031	2/22/2017	15,000,000	10,592,944	7,805,234	1.2%
OZLM XII, Ltd.(6)(7)	Subordinated Notes	—%	4/30/2027	1/17/2017	12,122,952	6,534,353	—	—%
OZLM XXII, Ltd.(6)	Subordinated Notes	—%	1/17/2031	5/11/2017	27,343,000	12,423,997	8,167,068	1.3%
Redding Ridge 3 CLO, Ltd.	Preference Shares	4.96%	1/15/2030	3/26/2021	12,293,000	6,464,803	4,942,944	0.8%
Redding Ridge 4 CLO, Ltd.	Subordinated Notes	7.13%	4/15/2030	1/29/2021	14,000,000	12,285,387	10,557,966	1.7%
Redding Ridge 5 CLO, Ltd.	Subordinated Notes	11.84%	10/15/2031	5/27/2021	5,500,000	5,267,880	4,811,595	0.8%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Notes	18.36%	10/20/2034	2/11/2022	8,000,000	7,325,121	7,119,497	1.1%
Romark WM-R Ltd.(6)	Subordinated Notes	—%	4/21/2031	4/11/2014	490,713	325,190	246,749	0.0%
Sound Point CLO II, Ltd.(6)	Subordinated Notes	—%	1/26/2031	5/16/2019	21,053,778	9,200,285	4,577,577	0.7%
Sound Point CLO VII-R, Ltd.	Subordinated Notes	3.85%	10/23/2031	7/31/2019	9,002,745	3,760,089	2,813,523	0.4%
Sound Point CLO XVII, Ltd.(6)	Subordinated Notes	—%	10/20/2030	7/11/2018	20,000,000	13,143,516	9,045,340	1.4%
Sound Point CLO XVIII, Ltd.(6)	Subordinated Notes	—%	1/20/2031	10/29/2018	15,563,500	9,986,019	7,281,495	1.1%
Sound Point CLO XIX, Ltd.	Subordinated Notes	4.54%	4/15/2031	9/23/2021	7,500,000	4,118,367	3,319,115	0.5%
Sound Point CLO XX, Ltd.	Subordinated Notes	6.17%	7/28/2031	11/5/2021	8,000,000	5,288,356	4,145,291	0.6%
Sound Point CLO XXIII, Ltd.	Subordinated Notes	13.47%	7/17/2034	8/27/2021	5,915,000	4,833,605	4,451,141	0.7%
Symphony CLO XIV, Ltd.(6)(7)	Subordinated Notes	—%	7/14/2026	5/6/2014	750,000	340,041	—	—%
Symphony CLO XVI, Ltd.	Subordinated Notes	1.17%	10/15/2031	7/1/2015	5,000,000	3,836,682	2,956,648	0.5%
Symphony CLO XIX, Ltd.	Subordinated Notes	9.97%	4/16/2031	5/6/2021	2,000,000	1,261,412	1,067,193	0.2%
TCI-Symphony CLO 2017-1, Ltd.	Income Notes	9.78%	7/15/2030	9/15/2020	3,000,000	1,763,118	1,465,736	0.2%
TCW CLO 2021-2, Ltd.	Subordinated Notes	23.47%	7/25/2034	8/17/2022	5,000,000	4,032,508	3,854,306	0.6%
THL Credit Wind River 2013-1 CLO, Ltd.(6)	Subordinated Notes	—%	7/19/2030	11/1/2017	10,395,000	6,382,090	2,878,662	0.5%
THL Credit Wind River 2013-2 CLO, Ltd.(6)	Income Notes	—%	10/18/2030	12/27/2017	3,250,000	1,692,150	1,056,312	0.2%
THL Credit Wind River 2014-1 CLO, Ltd.(6)	Subordinated Notes	—%	7/18/2031	7/11/2018	11,800,000	6,455,013	3,923,450	0.6%
THL Credit Wind River 2014-2 CLO, Ltd.(6)	Income Notes	—%	1/15/2031	1/22/2021	7,550,000	2,518,505	1,751,045	0.3%
THL Credit Wind River 2017-4 CLO, Ltd.	Subordinated Notes	10.77%	11/20/2030	6/25/2020	3,765,400	2,752,106	2,286,010	0.4%
THL Credit Wind River 2018-2 CLO, Ltd.	Subordinated Notes	8.59%	7/15/2030	3/11/2019	8,884,000	7,830,471	6,671,603	1.0%
THL Credit Wind River 2018-3 CLO, Ltd.	Subordinated Notes	15.44%	1/20/2031	6/28/2019	13,000,000	12,498,644	11,047,239	1.7%
Venture XVIII CLO, Ltd.(6)	Subordinated Notes	—%	10/15/2029	7/16/2018	4,750,000	2,561,567	348,122	0.1%

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            19

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Equity Class (Cayman Islands)
Venture 28A CLO, Ltd.	Subordinated Notes	14.12%	10/20/2034	7/16/2018	$17,715,000	$14,345,683	$12,443,182	1.9%
Venture XXX CLO, Ltd.(6)	Subordinated Notes	—%	1/15/2031	7/16/2018	5,100,000	3,565,022	2,791,897	0.4%
Venture XXXII CLO, Ltd.(6)	Subordinated Notes	—%	7/18/2031	10/9/2018	7,929,328	6,517,310	5,037,451	0.8%
Venture XXXIV CLO, Ltd.	Subordinated Notes	12.32%	10/15/2031	7/30/2019	13,903,000	11,351,747	9,931,244	1.6%
Venture 41 CLO, Ltd.	Subordinated Notes	21.59%	1/20/2034	1/26/2021	8,249,375	7,834,354	7,325,721	1.1%
Venture 42 CLO, Ltd.	Subordinated Notes	20.39%	4/17/2034	11/5/2021	15,000,000	13,786,380	12,224,782	1.9%
Venture 43 CLO, Ltd.	Subordinated Notes	19.46%	4/17/2034	9/1/2021	12,000,000	10,335,819	9,643,664	1.5%
Voya IM CLO 2013-1, Ltd.(6)	Income Notes	—%	10/15/2030	6/9/2016	4,174,688	2,257,951	1,550,586	0.2%
Voya IM CLO 2013-3, Ltd.(6)	Subordinated Notes	—%	10/18/2031	2/13/2015	4,000,000	1,803,195	1,119,543	0.2%
Voya IM CLO 2014-1, Ltd.(6)	Subordinated Notes	—%	4/18/2031	2/5/2014	314,774	172,461	100,637	0.0%
Voya CLO 2014-3, Ltd.(6)(7)	Subordinated Notes	—%	7/24/2026	4/10/2015	7,000,000	2,672,262	—	—%
Voya CLO 2014-4, Ltd.(6)	Subordinated Notes	—%	7/14/2031	11/10/2014	1,000,000	610,872	392,219	0.1%
Voya CLO 2015-2, Ltd.(6)(7)	Subordinated Notes	—%	7/23/2027	6/24/2015	13,712,000	2,777,172	—	—%
Voya CLO 2016-1, Ltd.(6)	Subordinated Notes	—%	1/21/2031	1/22/2016	7,750,000	5,506,207	4,268,815	0.7%
Voya CLO 2016-3, Ltd.	Subordinated Notes	1.56%	10/20/2031	9/30/2016	10,225,000	8,178,073	6,294,700	1.0%
Voya CLO 2017-3, Ltd.	Subordinated Notes	7.73%	4/20/2034	6/15/2017	5,750,000	6,564,211	5,157,939	0.8%
Voya CLO 2017-4, Ltd.	Subordinated Notes	7.85%	10/15/2030	3/25/2021	2,500,000	1,586,706	1,290,296	0.2%
Voya CLO 2018-1, Ltd.	Subordinated Notes	5.31%	4/21/2031	2/23/2018	20,000,000	15,533,262	13,036,784	2.0%
Voya CLO 2018-2, Ltd.	Subordinated Notes	11.26%	7/15/2031	4/27/2021	6,778,666	4,580,600	3,921,847	0.6%
Voya CLO 2018-4, Ltd.	Subordinated Notes	23.52%	1/15/2032	8/9/2021	3,192,000	2,502,770	2,386,547	0.4%
Voya CLO 2019-1, Ltd.	Subordinated Notes	9.13%	4/15/2031	1/27/2020	15,500,000	13,760,828	11,347,899	1.8%
Voya CLO 2020-1, Ltd.	Subordinated Notes	17.28%	7/17/2034	3/3/2022	6,500,000	5,811,810	5,011,952	0.8%
Voya CLO 2022-1, Ltd.	Subordinated Notes	20.82%	4/20/2035	3/18/2022	17,600,000	16,507,655	16,097,180	2.6%
West CLO 2014-1 Ltd.(6)(7)	Subordinated Notes	—%	7/17/2026	6/24/2014	13,375,000	2,520,027	—	—%
Total Collateralized Loan Obligation - Equity Class						$886,864,813	$715,043,019	111.9%

Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
AGL CLO 5, Ltd.	Class E-R Notes	12.13% (SOFR + 6.45%)	7/20/2034	6/13/2023	$4,500,000	$4,007,280	$4,155,235	0.7%
Apidos CLO XII	Class E-R Notes	11.06% (SOFR + 5.40%)	4/15/2031	4/11/2023	6,775,000	5,687,735	6,020,397	1.0%
Apidos CLO XXIV	Class E-R Notes	13.53% (SOFR + 7.86%)	10/21/2030	3/10/2020	2,000,000	1,604,568	1,663,166	0.3%
Bain Capital Credit CLO 2017-2, Ltd.	Class E-R2 Notes	12.50% (SOFR + 6.86%)	7/25/2034	9/28/2023	1,750,000	1,594,143	1,643,601	0.3%
Bain Capital Credit CLO 2019-4, Ltd.	Class E-R Notes	13.40% (SOFR + 7.99%)	4/23/2035	11/8/2023	1,000,000	921,887	988,153	0.2%
Bain Capital Credit CLO 2021-2, Ltd.	Class E Notes	12.39% (SOFR + 6.73%)	7/16/2034	6/14/2023	2,500,000	2,160,263	2,268,797	0.4%

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            20

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
BlueMountain CLO 2015-3 Ltd.	Class E-R Notes	13.76% (SOFR + 8.08%)	4/21/2031	8/5/2022	$2,500,000	$1,827,194	$1,642,214	0.3%
BlueMountain CLO XXV Ltd.	Class E-R Notes	12.91% (SOFR + 7.25%)	7/15/2036	4/24/2023	4,275,000	3,722,255	4,086,158	0.6%
BlueMountain CLO XXXIII Ltd.	Class E Notes	12.46% (SOFR + 6.83%)	11/20/2034	7/19/2023	5,000,000	4,526,689	4,616,246	0.7%
BlueMountain Fuji US CLO III Ltd.	Class E Notes	10.86% (SOFR + 5.20%)	1/15/2030	9/9/2022	2,000,000	1,691,691	1,804,900	0.3%
California Street CLO IX, Ltd.	Class F-R2 Notes	14.18% (SOFR + 8.52%)	7/16/2032	9/2/2020	2,000,000	1,648,090	1,699,038	0.3%
Carlyle CLO 17, Ltd.	Class E-R Notes	14.00% (SOFR + 8.35%)	4/30/2031	3/5/2019	3,000,000	2,848,664	2,176,252	0.3%
Carlyle Global Market Strategies 2014-2-R, Ltd.	Class E Notes	13.64% (SOFR + 8.00%)	5/15/2031	3/6/2019	7,500,000	7,010,772	4,483,550	0.7%
Carlyle Global Market Strategies CLO 2013-3, Ltd.	Class D-R Notes	11.16% (SOFR + 5.50%)	10/15/2030	11/13/2023	2,400,000	2,027,065	2,072,952	0.3%
Carlyle Global Market Strategies CLO 2015-1, Ltd.	Class E-R Notes	12.62% (SOFR + 6.94%)	7/21/2031	12/14/2023	1,000,000	879,977	942,663	0.1%
Carlyle Global Market Strategies CLO 2016-1, Ltd.	Class D-R2 Notes	12.28% (SOFR + 6.60%)	4/20/2034	10/20/2023	1,000,000	888,086	916,862	0.1%
Carlyle Global Market Strategies CLO 2019-1, Ltd.	Class D Notes	12.38% (SOFR + 6.70%)	4/21/2031	7/14/2023	4,605,000	4,144,831	4,331,257	0.7%
Cent CLO 21 Limited	Class D-R2 Notes	11.95% (SOFR + 6.30%)	7/26/2030	7/29/2022	7,000,000	5,875,953	6,175,576	1.1%
Cent CLO 21 Limited(8)	Class E-R2 Notes	14.30% (SOFR + 8.65%)	7/26/2030	7/12/2018	121,028	117,501	80,467	0.0%
CIFC Funding 2013-III-R, Ltd.	Class D Notes	11.56% (SOFR + 5.90%)	4/24/2031	9/9/2022	1,675,000	1,442,700	1,539,022	0.2%
CIFC Funding 2013-III-R, Ltd.	Class E Notes	13.44% (SOFR + 7.78%)	4/24/2031	10/2/2020	3,000,000	2,406,457	2,172,532	0.3%
CIFC Funding 2014-III, Ltd.	Class E-R2 Notes	11.77% (SOFR + 6.10%)	10/22/2031	9/16/2022	1,125,000	963,682	1,094,141	0.2%
CIFC Funding 2014-III, Ltd.	Class F-R2 Notes	13.92% (SOFR + 8.25%)	10/22/2031	11/5/2021	1,500,000	1,395,529	1,202,898	0.2%
CIFC Funding 2014-IV-R, Ltd.	Class E-R Notes	14.84% (SOFR + 9.18%)	1/17/2035	12/20/2021	778,684	748,788	753,711	0.1%
CIFC Funding 2014-V, Ltd.	Class F-R2 Notes	14.16% (SOFR + 8.50%)	10/17/2031	9/17/2018	750,000	739,602	662,898	0.1%
CIFC Funding 2015-I, Ltd.	Class E-RR Notes	11.67% (SOFR + 6.00%)	1/22/2031	9/9/2022	2,562,500	2,208,649	2,464,404	0.4%
CIFC Funding 2015-I, Ltd.	Class F-RR Notes	13.52% (SOFR + 7.85%)	1/22/2031	10/31/2019	5,000,000	4,273,231	3,998,400	0.6%
CIFC Funding 2016-I, Ltd.	Class F-R Notes	15.82% (SOFR + 10.15%)	10/21/2031	9/16/2019	3,750,000	3,644,691	3,835,526	0.6%
CIFC Funding 2017-IV, Ltd.	Class D Notes	11.76% (SOFR + 6.10%)	10/24/2030	4/21/2023	4,500,000	3,972,377	4,208,308	0.7%

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            21

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Dryden 28 CLO, Ltd.	Class B2LR Notes	12.09% (SOFR + 6.45%)	8/15/2030	5/1/2023	$3,090,000	$2,735,803	$2,702,183	0.4%
Dryden 41 CLO, Ltd.	Class E-R Notes	10.96% (SOFR + 5.30%)	4/15/2031	8/25/2023	3,015,000	2,462,661	2,699,400	0.4%
Dryden 49 CLO, Ltd.	Class E Notes	11.96% (SOFR + 6.30%)	7/18/2030	8/15/2023	5,850,000	5,007,851	5,462,360	0.9%
Dryden 57 CLO, Ltd.	Class E Notes	10.84% (SOFR + 5.20%)	5/15/2031	4/11/2023	4,000,000	3,295,503	3,197,756	0.5%
Dryden 65 CLO, Ltd.	Class E Notes	11.41% (SOFR + 5.75%)	7/18/2030	10/11/2023	1,750,000	1,560,568	1,592,830	0.2%
Dryden 92 CLO, Ltd.	Class E Notes	12.13% (SOFR + 6.50%)	11/20/2034	7/10/2023	2,230,129	1,957,152	1,944,334	0.3%
Galaxy XXI CLO, Ltd.	Class F-R Notes	12.93% (SOFR + 7.25%)	4/21/2031	3/8/2019	6,000,000	5,232,590	5,251,037	0.8%
Galaxy XXII CLO, Ltd.	Class F-RR Notes	14.46% (SOFR + 8.80%)	4/17/2034	8/8/2022	1,500,000	1,210,407	1,336,824	0.2%
Galaxy XXVII CLO, Ltd.	Class F Junior Notes	13.71% (SOFR + 8.06%)	5/16/2031	3/5/2019	1,500,000	1,386,996	1,097,777	0.2%
Galaxy XXVIII CLO, Ltd.	Class F Junior Notes	14.14% (SOFR + 8.48%)	7/15/2031	6/29/2018	41,713	39,959	38,271	0.0%
HarbourView CLO VII-R, Ltd.(8)	Class F Notes	13.93% (SOFR + 8.27%)	7/18/2031	10/29/2018	7,114,624	7,014,085	3,972,097	0.6%
LCM 26 Ltd.	Class E Notes	10.98% (SOFR + 5.30%)	1/20/2031	8/23/2023	4,000,000	2,912,588	3,100,192	0.5%
LCM 30 Ltd.	Class E-R Notes	12.18% (SOFR + 6.50%)	4/21/2031	7/13/2023	5,000,000	4,296,261	4,548,135	0.7%
LCM 32 Ltd.	Class E Notes	12.07% (SOFR + 6.39%)	7/20/2034	10/13/2023	4,750,000	4,039,115	4,152,570	0.7%
LCM 34 Ltd.	Class E Notes	12.22% (SOFR + 6.54%)	10/20/2034	9/6/2023	5,250,000	4,518,603	4,747,458	0.7%
LCM 37 Ltd.	Class E Notes	13.02% (SOFR + 7.63%)	4/17/2034	8/30/2023	3,000,000	2,657,520	2,866,777	0.4%
LCM XXIII Ltd.	Class D Notes	12.73% (SOFR + 7.05%)	10/19/2029	8/19/2022	6,000,000	5,208,071	5,090,566	0.8%
Madison Park Funding XIII, Ltd.	Class F-R Notes	13.61% (SOFR + 7.95%)	4/19/2030	10/25/2019	2,000,000	1,802,400	1,715,823	0.3%
Madison Park Funding XIV, Ltd.	Class E-R Notes	11.47% (SOFR + 5.80%)	10/22/2030	6/2/2023	2,375,000	2,033,124	2,310,274	0.4%
Madison Park Funding XIV, Ltd.	Class F-R Notes	13.44% (SOFR + 7.77%)	10/22/2030	3/13/2020	4,500,000	3,394,335	3,956,186	0.6%
Madison Park Funding XL, Ltd.	Class E-R Notes	12.10% (SOFR + 6.45%)	5/28/2030	9/9/2022	3,460,000	3,074,221	3,274,054	0.5%
Madison Park Funding XXIV, Ltd.	Class E-R Notes	12.88% (SOFR + 7.20%)	10/19/2029	8/19/2022	5,000,000	4,699,061	4,944,801	0.8%
Mountain View CLO IX Ltd.	Class E Notes	13.68% (SOFR + 8.02%)	7/15/2031	10/29/2018	3,625,000	3,551,048	2,034,819	0.3%

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            22

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Neuberger Berman CLO XV, Ltd.	Class E-R Notes	12.41% (SOFR + 6.75%)	10/15/2029	9/14/2022	$1,375,000	$1,255,850	$1,351,783	0.2%
Newark BSL CLO 2, Ltd.	Class D Notes	11.94% (SOFR + 6.30%)	7/25/2030	7/27/2022	3,000,000	2,696,435	2,889,263	0.5%
Octagon Investment Partners 18-R, Ltd.	Class E Notes	13.91% (SOFR + 8.25%)	4/16/2031	10/15/2019	6,080,742	5,213,259	5,376,856	0.8%
Octagon Investment Partners 29, Ltd.	Class E-R Notes	12.91% (SOFR + 7.25%)	1/24/2033	12/18/2023	1,500,000	1,413,181	1,449,395	0.2%
Octagon Investment Partners 36, Ltd.	Class E Notes	11.09% (SOFR + 5.43%)	4/15/2031	11/15/2023	3,000,000	2,558,873	2,683,176	0.4%
Octagon Investment Partners 45, Ltd.	Class E-R Notes	12.21% (SOFR + 6.82%)	4/16/2035	12/13/2023	2,500,000	2,211,291	2,371,065	0.4%
Octagon Investment Partners 59, Ltd.	Class E Notes	12.98% (SOFR + 7.60%)	5/15/2035	4/19/2023	2,500,000	2,245,435	2,188,174	0.3%
Octagon Investment Partners XVII, Ltd.	Class F-R2 Notes	12.84% (SOFR + 7.20%)	1/27/2031	10/15/2019	5,362,500	4,489,005	3,877,832	0.6%
Octagon Investment Partners XXI, Ltd.	Class D-RR Notes	12.64% (SOFR + 7.00%)	2/14/2031	8/30/2023	2,750,000	2,493,632	2,619,316	0.4%
Octagon Investment Partners XXII, Ltd.	Class E-RR Notes	11.12% (SOFR + 5.45%)	1/22/2030	8/24/2023	1,500,000	1,285,227	1,358,344	0.2%
Octagon Investment Partners XXII, Ltd.	Class F-RR Notes	13.42% (SOFR + 7.75%)	1/22/2030	11/25/2019	5,500,000	4,595,605	4,438,546	0.7%
OZLM VIII, Ltd.	Class E-RR Notes	13.83% (SOFR + 8.17%)	10/17/2029	11/6/2018	8,400,000	8,272,244	6,863,222	1.2%
Rockford Tower CLO 2021-3, Ltd.	Class E Notes	12.40% (SOFR + 6.72%)	10/20/2034	9/15/2023	4,535,000	4,104,906	4,149,779	0.6%
Sound Point CLO IV-R, Ltd.	Class F Notes	13.76% (SOFR + 8.10%)	4/18/2031	3/18/2019	3,500,000	3,283,945	1,802,047	0.3%
Sound Point CLO XIV, Ltd.	Class E Notes	12.32% (SOFR + 6.65%)	1/23/2029	7/27/2022	1,000,000	931,894	961,218	0.2%
Sound Point CLO XX, Ltd.	Class E Notes	11.64% (SOFR + 6.00.%)	7/28/2031	8/14/2023	5,000,000	3,455,436	3,882,182	0.6%
Sound Point CLO XXV, Ltd.	Class E-R Notes	12.63% (SOFR + 7.25%)	4/25/2033	9/9/2022	3,000,000	2,583,271	2,825,970	0.4%
Sound Point CLO XXXIII, Ltd.	Class E Notes	12.08% (SOFR + 6.70%)	4/25/2035	6/13/2023	1,500,000	1,217,511	1,338,659	0.2%
TCW CLO 2019-2, Ltd.	Class E-R Notes	12.07% (SOFR + 6.65%)	10/20/2032	10/12/2023	3,000,000	2,707,113	2,782,381	0.4%
THL Credit Wind River 2014-2 CLO, Ltd.	Class F-R Notes	13.53% (SOFR + 7.87%)	1/15/2031	8/16/2022	3,000,000	2,222,656	1,657,355	0.3%
THL Credit Wind River 2017-3 CLO, Ltd.	Class E-R Notes	12.71% (SOFR + 7.05%)	4/15/2035	6/8/2023	2,000,000	1,723,726	1,856,738	0.3%
Venture XIX CLO, Ltd.	Class F-RR Notes	14.16% (SOFR + 8.50%)	1/15/2032	11/16/2018	7,900,000	7,782,421	4,972,822	0.8%
Venture XXXIII CLO, Ltd.	Class F Notes	13.66% (SOFR + 8.00%)	7/15/2031	12/3/2019	2,500,000	2,021,175	1,409,346	0.2%

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            23

Portfolio Investments(1)(5)(9)	Investment	Estimated Yield(2)/Interest Rate	Legal Maturity	Acquisition date	Principal Amount	Amortized Cost	Fair Value(3) Level 3	% of Net Assets
Collateralized Loan Obligation - Debt Class (Cayman Islands)(4)
Voya CLO 2013-3, Ltd.	Class D-R Notes	11.56% (SOFR + 5.90%)	10/20/2031	10/17/2023	$2,500,000	$2,051,866	$2,159,759	0.3%
Voya CLO 2016-3, Ltd.	Class D-R Notes	11.74% (SOFR + 6.08%)	10/20/2031	7/20/2023	3,000,000	2,154,454	2,632,570	0.4%
Voya CLO 2017-1, Ltd.	Class D Notes	11.76% (SOFR + 6.10%)	4/17/2030	9/9/2022	2,500,000	2,110,832	2,184,114	0.3%
Voya IM CLO 2012-4, Ltd.	Class E-R-R Notes	16.51% (SOFR + 10.85%)	10/15/2030	10/11/2019	3,320,000	3,197,256	2,231,976	0.3%
Voya IM CLO 2014-1, Ltd.(8)	Class E-R2 Notes	14.01% (SOFR + 8.35%)	4/18/2031	4/11/2019	8,787,500	7,219,406	5,077,583	0.8%
Total Collateralized Loan Obligation - Debt Class						$236,568,177	$225,127,319	35.2%

Total Portfolio Investments						$1,123,432,990	$940,170,338	147.2%
Assets, other than investments, less liabilities and Cumulative Preferred stock							(301,662,638)	(47.2)%
Net Assets applicable to Common Shares							$638,507,700	100.0%

(1) The Company does not "control" and is not an "affiliate" of any of the portfolio investments, each term as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In general, under the 1940 Act, the Company would be presumed to "control" a portfolio company if the Company owned 25% or more of its voting securities and would be an "affiliate" of a portfolio company if the Company owned 5% or more of its voting securities.

(2) The CLO subordinated notes, income notes and preferred shares are considered equity positions in the CLOs. The CLO equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and CLO expenses. The current estimated yield, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(3) Fair value is determined by or under the direction of the Company’s Board of Directors. For intra-quarter end periods, the Company’s Board of Directors has designated the Advisor to fair value the Company’s investments. As of December 31, 2023, all of the Company’s investments were classified as Level 3. ASC 820 classifies such unobservable inputs used to measure fair value as Level 3 within the valuation hierarchy. See Notes 2 and 3 within the accompanying notes to financial statements for further discussion.

(4) The interest rate on these investments is subject to the base rate of 3-Month Term SOFR, which was 5.33140% at December 31, 2023. The current base rate for each investment may be different from the reference rate on December 31, 2023.

(5) The securities in which the Company has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(6) The effective yield has been estimated to be 0% as expected future cash flows are anticipated to not be sufficient to repay the investment at cost. If the expected investment proceeds increase, there is a potential for future investment income from the investment. Distributions, once received, will be recognized as return of capital, and when called, any remaining unamortized investment costs will be written off if the actual distributions are less than the amortized investment cost. To the extent that the cost basis of the senior secured notes is fully recovered, any future distributions will be recorded as realized gains.

(7) Security was called for redemption and the liquidation of the underlying loan portfolio is ongoing.
(8) This investment has contractual payment-in-kind (“PIK”) interest. PIK interest computed at the contractual rate is accrued into income and reflected as receivable up to the capitalization date.
(9) All investments are pledged as collateral for the Credit Facility (see Note 11).

See accompanying notes to financial statements.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            24

Notes to Financial Statements (unaudited)
December 31, 2023

Note 1. Principal Business and Organization
Priority Income Fund, Inc., (the “Company,” “us,” “our,” or “we”) was incorporated under the general corporation laws of the State of Maryland on July 19, 2012 as an externally managed, diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and commenced operations on May 9, 2013. In addition, the Company has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objective is to generate current income, and as a secondary objective, long-term capital appreciation. We seek to achieve our investment objective by investing, under normal circumstances, in senior secured loans made to companies whose debt is rated below investment grade or, in limited circumstances, unrated (“Senior Secured Loans”) with an emphasis on current income. Our investments may take the form of the purchase of Senior Secured Loans (either in the primary or secondary markets) or through investments in the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles that in turn own pools of Senior Secured Loans. The Company intends to invest in both the primary and secondary markets.

The Company is managed by Priority Senior Secured Income Management, LLC (the “Adviser”), which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is 50% owned by Prospect Capital Management, L.P. (“PCM”) and 50% by Stratera Holdings, LLC (“Stratera Holdings”).

The Company is offering up to 100,000,000 shares of its common stock, on a best efforts basis. The Company commenced the offering on May 9, 2013, at an initial offering price of $15.00 per share, for an initial offering period of 36 months from the date of the commencement of the offering. On January 3, 2014, the Company satisfied its minimum offering requirement by raising over $2.5 million from selling shares to persons not affiliated with the Company or the Adviser (the “Minimum Offering Requirement”), and as a result, broke escrow and commenced making investments.

On February 9, 2016 the Company’s Board of Directors the (the “Board”) approved an 18-month extension to the offering period for the sale of the Company’s common shares through November 9, 2017. Subsequently, on May 30, 2017, the Board approved a continuation of the offering for an additional two years, extending the offering period for the sale of shares through November 2, 2019. On November 25, 2019, the Board approved an additional 18-month continuous public offering period through July 23, 2021. On April 30, 2021, the Board approved a continuation of the offering through December 31, 2022. On November 3, 2022, the Board approved an extension of the offering until the date upon which 150,000,000 common shares have been sold in the course of our offerings, unless terminated or further extended or increased by the Board of Directors, in its sole discretion.

On December 21, 2018 the Board approved a definitive agreement (the “Merger Agreement”) pursuant to which the Company agreed, subject to the satisfaction of certain closing conditions, to acquire Stira Alcentra Global Credit Fund, a Delaware statutory trust (“Stira Alcentra”), in a common stock transaction (the “Stira Alcentra Acquisition”). The transaction was treated as an asset acquisition in accordance with ASC 805, Business Combinations. The transaction was completed on May 10, 2019.

Note 2. Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Basis of Presentation
The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) pursuant to the requirements for reporting on Form N-CSR, ASC 946, Financial Services - Investment Companies (“ASC 946”), and Articles 6, 10 and 12 of Regulation S-X.

Reclassifications
Certain reclassifications have been made in the presentation of prior financial statements and accompanying notes to conform to the presentation as of and for the six months ended December 31, 2023.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains (losses) during the reporting period. Actual results could differ from those estimates and those differences could be material.

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PRIORITY INCOME FUND, INC.                                            25

Cash and Restricted Cash
Cash held at financial institutions, has exceeded the Federal Deposit Insurance Corporation (“FDIC”) insured limit. The Company has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held. The Company has restrictions on the uses of the cash held based on the terms of the Facility (as defined in Note 11). Cash and restricted cash are carried at cost, which approximates fair value.

Investment Risks
Our investments are subject to a variety of risks. Those risks include the following:

Market Risk
Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk
Credit risk represents the risk that we would incur if the counterparties failed to perform pursuant to the terms of their agreements with us.

Credit Spread Risk
Credit spread risk represents the risk that with higher interest rates comes a higher risk of defaults.

Liquidity Risk
Liquidity risk represents the possibility that we may not be able to rapidly adjust the size of our investment positions in times of high volatility and financial stress at a reasonable price.

Interest Rate Risk
Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Prepayment Risk
Many of our debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making us less likely to fully earn all of the expected income of that security and reinvesting in a lower yielding instrument.

Downgrade Risk
Downgrade risk results when rating agencies lower their rating on a bond which are usually accompanied by bond price declines.

Default Risk
Default risk is the risk that a borrower will be unable to make the required payments on their debt obligation.

Structured Credit Related Risk
CLO investments may be riskier and less transparent to us than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

Market Disruption and Geopolitical Risk
Geopolitical and other events, such as war (including Russia's military invasion of Ukraine), terrorist attacks, public health crises and natural or environmental disasters, may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Company’s investments.

Economic Recessions Risk
Economic recessions or downturns could impair our portfolio investments and adversely affect our operating results.

Investments Transactions
Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date

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PRIORITY INCOME FUND, INC.                                            26

basis and changes in fair value are recognized in unrealized gain (loss) on investments on the Statement of Operations. Realized gains or losses on investments are calculated by using the specific identification method.

Investment Valuation
The Company follows guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 820, Fair Value Measurement ("ASC 820"), which classifies the inputs used to measure fair values into the following hierarchy:

Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

Level 2. Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities on an inactive market, or other observable inputs other than quoted prices.

Level 3. Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

Investments for which market quotations are readily available are valued at such market quotations and are classified in Level 1 of the fair value hierarchy.

U.S. government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer. The pricing agent or primary dealer provides these prices usually after evaluating inputs including yield curves, credit rating, yield spreads, default rates, cash flows, broker quotes and reported trades. U.S. government securities are categorized in Level 1 of the fair value hierarchy.

The SEC adopted Rule 2a-5 under the 1940 Act which established a consistent, principles-based framework for boards of directors to use in creating their own specific processes in order to determine fair values in good faith. Rule 2a-5's adoption did not have a significant impact on the Company’s financial statements and disclosures as our Board of Directors has chosen to continue to determine fair value in good faith for quarter end valuations. The Board of Directors has designated the Adviser as Valuation Designee for intra-quarter investment valuations.

With respect to investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value, the Board has approved a multi-step valuation process for each quarter, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.
2.The independent valuation firm prepares independent valuations based on its own independent assessments and issues its report.
3.The Audit Committee of the Board (the “Audit Committee”) reviews and discusses with the independent valuation firm the valuation report, and then makes a recommendation to the Board of the value for each investment.
4.The Board discusses valuations and determines the fair value of such investments in the Company’s portfolio in good faith based on the input of the Adviser, the independent valuation firm and the Audit Committee.

For intra-quarter periods and pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (the “Valuation Designee”) for the purpose of performing fair value determinations for investments for which market quotations are not readily available, or when such market quotations are deemed not to represent fair value. The Board has approved a multi-step valuation process for such intra-quarter investment valuations, as described below, and such investments are classified in Level 3 of the fair value hierarchy:

1.Each portfolio investment is reviewed by investment professionals of the Adviser with the independent valuation firm engaged by the Board.
2.The independent valuation firm prepares independent valuations based on its own independent assessments and issues its report.
3.The Adviser, as the Company’s Valuation Designee, reviews and approves the independent valuation firm’s valuation report.

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PRIORITY INCOME FUND, INC.                                            27

Our investments in CLOs are classified as Level 3 fair value measured securities under ASC 820 and are valued using a discounted multi-path cash flow model. The CLO structures are analyzed to identify the risk exposures and to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations, which is a simulation used to model the probability of different outcomes, to generate probability-weighted (i.e., multi-path) cash flows from the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market as well as certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the multi-path cash flows. We are not responsible for and have no influence over the asset management of the portfolios underlying the CLO investments we hold, as those portfolios are managed by non-affiliated third-party CLO collateral managers. The main risk factors are default risk, prepayment risk, interest rate risk, downgrade risk, and credit spread risk.

The types of factors that are taken into account in fair value determination include, as relevant, market changes in expected returns for similar investments, performance improvement or deterioration, the nature and realizable value of any collateral, the issuer’s ability to make payments and its earnings and cash flows, the markets in which the issuer does business, comparisons to traded securities, and other relevant factors.

Revenue Recognition

Interest Income - Equity Class
Interest income from investments in the “equity” positions of CLOs (typically income notes, subordinated notes or preferred shares) is recorded based on an estimation of an effective yield to expected maturity utilizing assumed future cash flows. The Company monitors the expected cash inflows from CLO equity investments, including the expected residual payments, and the estimated effective yield is updated periodically.

Interest Income - Debt Class
Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. Generally, if the Company does not expect the borrower to be able to service its debt and other obligations, the Company will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans are either applied to the cost basis or interest income, depending upon the Fund’s judgment of the collectibility of the loan receivable. The Company generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of December 31, 2023, the Company had no non-accrual investments in its portfolio.

Paid-In-Kind Interest
The Company has certain investments in its portfolio that contain a payment-in-kind (“PIK”) interest provision, which represents contractual interest or dividends that are added to the principal balance and recorded as income. For the six months ended December 31, 2023, PIK interest included in interest income totaled $485,771. The Company stops accruing PIK interest when it is determined that PIK interest is no longer collectible. To maintain RIC tax treatment, and to avoid corporate tax, substantially all of this income must be paid out to the stockholders in the form of distributions, even though the Company has not yet collected the cash.

Preferred Stock
The Company carries its mandatorily redeemable Term Preferred Stock (as defined in “Note 7. Mandatorily Redeemable and Cumulative Preferred Stock”) at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable and Cumulative Preferred Stock” for further details. In accordance with ASC 480-10-25, the Company's Term Preferred Stock has been classified as a liability on the Statement of Assets and Liabilities. Dividends on its Term Preferred Stock (which are treated as interest payments for financial reporting purposes) are accrued monthly and paid quarterly. Unpaid dividends relating to the Term Preferred Stock are included in preferred dividend payable on the Statement of Assets and Liabilities and preferred dividend expense on the Statement of Operations. Deferred offering costs and deferred issuance costs are amortized and are included in Preferred dividend expense on the Statement of Operations over the term of the respective shares.

In accordance with ASC 480-10-S99-3A, the Company’s Cumulative Preferred Stock (as defined in “Note 7. Mandatorily Redeemable and Cumulative Preferred Stock”) has been classified in temporary equity on the Statement of Assets and

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PRIORITY INCOME FUND, INC.                                            28

Liabilities due to the possibility of a change of control triggering event that could lead to redemption outside of the Company’s control. The Cumulative Preferred Stock is recorded net of offering costs and issuance costs. Unpaid dividends relating to the Cumulative Preferred Stock are included in cumulative preferred stock on the Statement of Assets and Liabilities. Dividends declared on the Cumulative Preferred Stock are included in dividends declared on Cumulative Preferred Stock on the Statement of Operations. Dividends on Cumulative Preferred Stock are accrued monthly and paid quarterly. The Cumulative Preferred Stock is not adjusted to its redemption amount as it is not probable it will be redeemed as it has not reached its optional redemption date.

Asset Coverage Requirement
As a registered closed-end investment company, the Company is required to comply with the asset coverage requirements of the 1940 Act. Under the 1940 Act, the Company may not issue additional preferred stock if immediately after such issuance the Company will not have an asset coverage of at least 200% (defined as the ratio of the Company’s gross assets (less all liabilities and indebtedness not represented by senior securities) to its outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of the Company’s outstanding preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our preferred stockholders. Further, the Company may be restricted from making distributions to holders of the Company’s common stock if the Company does not have asset coverage of at least 200%. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

With respect to senior securities representing indebtedness, such as the senior unsecured notes or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, immediately after such issuance or borrowing, and calculated as the ratio of the Company’s gross assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

Common Stock Offering Costs
Common stock offering costs are capitalized to deferred common stock offering costs on the Statement of Assets and Liabilities and amortized to expense over the 12 month period following such capitalization on a straight line basis.

Common stock offering expenses consist of costs for the registration, certain marketing and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

Due to Adviser
Amounts due to our Adviser consist of base management fees, incentive fees, routine non-compensation overhead, and operating expenses and offering expenses paid on behalf of the Company. All balances due to the Adviser are settled quarterly.

Deferred Issuance Costs on Mandatorily Redeemable Term Preferred Stock
Deferred issuance costs on Term Preferred Stock consist of fees and expenses incurred in connection with the closing of Term Preferred Stock offerings, and are capitalized at the time of payment. These costs are amortized using the effective yield method over the term of the respective preferred stock series. This amortization expense is included in interest expense in the Company’s financial statements. Upon early termination of Term Preferred Stock, the remaining balance of unamortized fees related to such debt is accelerated into realized loss on redemption of term preferred stock on the Fund’s Statement of Operations.
Financing Costs
The Company records origination expenses related to the Facility (as defined in Note 11) as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the effective interest method over the stated life of the obligation for the Facility. Debt issuance costs and origination discounts related to the 2035 Notes (as defined in Note 12) are presented net against the outstanding principal of the respective instrument and amortized as part of interest expense using the effective interest method over the stated life of the respective instrument. In the event that we modify or extinguish our debt before maturity, we follow the guidance in ASC 470-50, Modification and Extinguishments (“ASC 470-50”). For extinguishments of the Facility or the 2035 Notes, any unamortized deferred costs are recognized as a realized loss on extinguishment of debt.

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PRIORITY INCOME FUND, INC.                                            29

Dividends and Distributions
Dividends and distributions to common stockholders, which are determined in accordance with U.S. federal income tax regulations, are recorded on the record date. The amount to be paid out as a dividend or distribution is approved by the Board. Net realized capital gains, if any, are generally distributed or deemed distributed at least annually.

Income Taxes
The Company has elected to be treated as a RIC for U.S. federal income tax purposes and intends to comply with the requirement of the Code applicable to RICs. In order to continue to qualify for RIC tax treatment among other things, the Company is required to timely distribute at least 90% of its investment company taxable income (the “Annual Distribution Requirement”) and intends to distribute all of the Company’s investment company taxable income and net capital gain to common stockholders; therefore, the Company has made no provision for income taxes. The character of income and gains that the Company will distribute is determined in accordance with income tax regulations that may differ from U.S. GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

As of December 31, 2023, the cost basis of investments for tax purposes was $975,512,107 resulting in an estimated net realized depreciation of $(35,341,769). The gross unrealized appreciation and depreciation as of December 31, 2023 were $75,174,023 and $(110,515,792), respectively.

If the Company does not distribute (or is not deemed to have distributed) at least (1) 98% of its calendar year ordinary income; (2) 98.2% of its capital gains for the one-year period ending October 31 in that calendar year; and (3) any ordinary net income and capital gains net income recognized in preceding years, but were not distributed during such years, and on which the Company paid no corporate-level U.S. federal income tax, the Company will generally be required to pay a nondeductible U.S. federal excise tax equal to 4% of such excess amounts. To the extent that the Company determines that its estimated current calendar year taxable income will be in excess of estimated current calendar year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income. As of December 31, 2023, the Company expects to have, and has accrued an excise tax due for the 2023 calendar year of $177,492.

If the Company fails to satisfy the Annual Distribution Requirement or otherwise fails to qualify as a RIC in any taxable year, the Company would be subject to tax on all of its taxable income at regular corporate rates. The Company would not be able to deduct distributions to common stockholders, nor would the Company be required to make distributions. Distributions would generally be taxable to the Company’s individual and other non-corporate taxable common stockholders as ordinary dividend income eligible for the reduced maximum rate applicable to qualified dividend income to the extent of the Company’s current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, the Company would be required to distribute to its common stockholders the Company’s accumulated earnings and profits attributable to non-RIC years reduced by an interest charge of 50% of such earnings and profits payable by us as an additional tax. In addition, if the Company failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Company would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Company had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

The Company follows ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than not threshold are recorded as a tax benefit or expense in the current year. As of December 31, 2023 and for the year then ended, the Company did not have a liability for any unrecognized tax benefits. Management has analyzed the Company’s positions taken and expected to be taken on its income tax returns for all open tax years and for the year ended June 30, 2023, and has concluded that as of December 31, 2023, no provision for uncertain tax position is required in the Company’s financial statements. Our determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof. All federal and state income tax returns for each tax year in the three-year period ended June 30, 2022 remain subject to examination by the Internal Revenue Service and state departments of revenue.

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PRIORITY INCOME FUND, INC.                                            30

Recent Accounting Pronouncements
The Company considers the applicability and impact of all accounting standard updates (“ASU”) issued by the Financial Accounting Standards Board (“FASB”). The Company has assessed currently issued ASUs and has determined that they are not applicable or expected to have minimal impact on its financial statements.
Note 3. Portfolio Investments
Purchases of investment securities (excluding short-term securities) for the six months ended December 31, 2023 were $72,101,439. During the six months ended December 31, 2023, the Company recognized realized gains of $342,453 from three CLO equity investments that were called. During the six months ended December 31, 2023, the Company sold three CLO debt investments resulting in a realized gain of $557,515. The Company wrote off one CLO equity investment for tax purposes, which resulted in a realized loss of $675,546.

The following table shows the fair value of our investments measured at fair value on a recurring basis, disaggregated into the three levels of the ASC 820 valuation hierarchy as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
Assets
Collateralized Loan Obligations - Equity Class	$—	$—	$715,043,019	$715,043,019
Collateralized Loan Obligations - Debt Class	—	—	225,127,319	225,127,319
	$—	$—	$940,170,338	$940,170,338

The following table shows the aggregate changes in fair value of our Level 3 investments during the six months ended December 31, 2023(1):

	Collateralized Loan Obligation - Equity Class	Collateralized Loan Obligation - Debt Class	Total
Fair value at June 30, 2023	$742,918,521	$156,291,272	$899,209,793
Net realized gain (loss) on investments	(333,093)	557,515	224,422
Net change in unrealized gain (loss) on investments	(11,940,382)	2,077,455	(9,862,927)
Purchases of investments	—	72,101,439	72,101,439
Payment-in-kind interest	—	485,771	485,771
Repayments from investments	(9,718,481)	—	(9,718,481)
Proceeds from sales of investments	—	(6,748,883)	(6,748,883)
Accretion of purchase discount, net	(5,883,546)	362,750	(5,520,796)
Fair value at December 31, 2023	$715,043,019	$225,127,319	$940,170,338

Net change in unrealized gain (loss) attributable to Level 3 investments still held at the end of the period	$(12,671,704)	$2,214,616	$(10,457,088)

(1) Transfers are assumed to have occurred at the beginning of the quarter during which the asset was transferred. There were no transfers in or out of Level 3 during the six months ended December 31, 2023.

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PRIORITY INCOME FUND, INC.                                            31

The following table provides quantitative information about significant unobservable inputs used in the fair value measurement of Level 3 investments as of December 31, 2023:

			Unobservable Input
Asset Category	Fair Value	Primary Valuation Technique	Input	Range(1)(2)	Weighted Average(1)(2)
Collateral Loan Obligations - Equity Class	$715,043,019	Discounted Cash Flow	Discount Rate	6.78% - 33.26%	21.04%
Collateral Loan Obligations - Debt Class	225,127,319	Discounted Cash Flow	Discount Rate	11.05% - 29.93%	15.64%
Total Level 3 Investments	$940,170,338
(1) Excludes investments that have been called for redemption or are currently marked to zero fair market value.
(2) Represents the implied discount rate based on our internally generated single-path cash flows that are derived from the fair value estimated by the corresponding multi-path cash flow model utilized by the independent valuation firm.
In determining the range of values for our investments in CLOs, the independent valuation firm uses a discounted multi-path cash flow model. The valuations were accomplished through the analysis of the CLO deal structures to identify the risk exposures from the modeling point of view as well as to determine an appropriate call date (i.e., expected maturity). These risk factors are sensitized in the multi-path cash flow model using Monte Carlo simulations to generate probability-weighted (i.e., multi-path) cash flows for the underlying assets and liabilities. These cash flows are discounted using appropriate market discount rates, and relevant data in the CLO market and certain benchmark credit indices are considered, to determine the value of each CLO investment. In addition, we generate a single-path cash flow utilizing our best estimate of expected cash receipts, and assess the reasonableness of the implied discount rate that would be effective for the value derived from the corresponding multi-path cash flow model.

The significant unobservable input used to value the CLOs is the discount rate applied to the estimated future cash flows expected to be received from the underlying investment, which includes both future principal and interest payments. Included in the consideration and selection of the discount rate are the following factors: risk of default, comparable investments, and call provisions. An increase or decrease in the discount rate applied to projected cash flows, where all other inputs remain constant, would result in a decrease or increase, respectively, in the fair value measurement.

The Company is not responsible for and has no influence over the management of the portfolios underlying the CLO investments the Company holds as those portfolios are managed by non-affiliated third party CLO collateral managers. CLO investments may be riskier and less transparent to the Company than direct investments in underlying companies. CLOs typically will have no significant assets other than their underlying senior secured loans. Therefore, payments on CLO investments are and will be payable solely from the cash flows from such senior secured loans.

The Company’s portfolio primarily consists of residual interests investments in CLOs, which involve a number of significant risks. CLOs are typically highly levered (10 - 14 times), and therefore the residual interest tranches that the Company invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO residual interests indirectly bear risks of the underlying loan investments held by such CLOs. The Company generally has the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO. While the CLOs the Company targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Company’s prices of indices and securities underlying CLOs will rise or fall. These prices (and, therefore, the values of the CLOs) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO investment in which the Company invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to reductions in its payments to the Company. In the event that a CLO fails certain tests, holders of debt senior to the Company may be entitled to additional payments that would, in turn, reduce the payments the Company would otherwise be entitled to receive. Separately, the Company may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO or any other investment the Company may make. If any of these occur, it could materially and adversely affect the Company’s operating results and cash flows.

The interests the Company has acquired in CLOs are generally thinly traded or have only a limited trading market. CLOs are typically privately offered and sold, even in the secondary market. As a result, investments in CLOs may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO residual interests carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the

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PRIORITY INCOME FUND, INC.                                            32

Company’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO investment or unexpected investment results. The Company’s net asset value may also decline over time if the Company’s principal recovery with respect to CLO residual interests is less than the price that the Company paid for those investments. The Company’s CLO investments and/or the underlying senior secured loans may prepay more quickly than expected, which could have an adverse impact on its value.

An increase in interest rates could materially increase the CLO’s financing costs. Since most of the collateral positions within the CLOs have interest rate floors, there may not be corresponding increases in investment income (if interest rates increases but stays below the interest rate floor of such investments) resulting in materially smaller distribution payments to the residual interest investors.

If the Company owns more than 10% of the shares in a foreign corporation that is treated as a Controlled Foreign Corporation (“CFC”) (including residual interest tranche investments in a CLO investment treated as a CFC), for which the Company is treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to its pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), the Company is required to include such deemed distributions from a CFC in its income and the Company is required to distribute such income to maintain its RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

The Company owns shares in Passive Foreign Investment Companies (“PFICs”) (including residual interest tranche investments in CLOs that are PFICs), therefore the Company may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend to its common stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Company to recognize its share of the PFICs income for each year regardless of whether the Company receives any distributions from such PFICs. The Company must nonetheless distribute at least 90% of such income to maintain its tax treatment as a RIC.

If the Company is required to include amounts in income prior to receiving distributions representing such income, the Company may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Company is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The Company’s portfolio is concentrated in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to defaults occurring in the underlying loans of the CLOs.

Investments in CLO residual interests generally offer less liquidity than other investment grade or high-yield corporate debt, and may be subject to certain transfer restrictions. The Company’s ability to sell certain investments quickly in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default of certain minimum required coverage ratios, which could result in full loss of value to the CLO residual interests and junior debt investors.

The fair value of the Company’s investments may be significantly affected by changes in interest rates. The Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its investments and operating results. In the event of a declining interest rate environment, a faster than anticipated rate of prepayments is likely to result in a lower than anticipated yield.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

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PRIORITY INCOME FUND, INC.                                            33

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the currently assigned valuations.

Financial Instruments Disclosed, But Not Carried at Fair Value

The following table presents the carrying value and fair value of the Company’s financial liabilities disclosed, but not carried, at fair value as of December 31, 2023 and the level of each financial liability within the fair value hierarchy:

	Carrying Value	Fair Value	Level 1	Level 2	Level 3
Mandatorily Redeemable Preferred Stock(1)	$225,661,630	$210,349,530	—	$210,349,530	—
Cumulative Preferred Stock(1)	38,414,986	32,704,000	—	32,704,000	—
The Revolving Credit Facility(2)	21,500,000	21,500,000	—	21,500,000	—
2035 Notes(3)	28,922,935	29,170,812	—	29,170,812	—
	$314,499,551	$293,724,342	$—	$293,724,342	$—

(1)Represents the December 31, 2023 closing market price per share of each respective series of Term Preferred Stock and Cumulative Preferred Stock on the New York Stock Exchange (“NYSE”) and is categorized as Level 2 under ASC 820 as of June 30, 2023 because of the low trading volume of the shares.

(2)As of December 31, 2023, the fair value of the Revolving Credit Facility was $21,500,000, the balance outstanding, and is categorized as Level 2 under ASC 820. The fair value of the Revolving Credit Facility is equal to that of the carrying value since the Revolving Credit Facility bears a floating rate and re-prices to market frequently.

(3)As of December 31, 2023, the fair value of the 2035 Notes is $29,170,812 estimated by discounting remaining payments using applicable current market rates, and is categorized as Level 3 under ASC 820 as of December 31, 2023

Note 4. Capital
The Company offers its shares of common stock with varying up-front sales loads and has elected to designate each level of sales load as a “class” solely as a means of identifying those differing sales loads and the different channels through which shares are sold. Shares available to the general public are charged selling commissions and dealer manager fees and are referred to as “Class R Shares”. Shares available to accounts managed by registered investment advisers are charged dealer manager fees but no selling commissions and are referred to as “Class RIA Shares”. Shares available for purchase through (1) fee-based programs, also known as wrap accounts, of investment dealers, (2) participating broker-dealers that have alternative fee arrangements with their clients, (3) certain registered investment advisors or (4) bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers are charged no selling commissions or dealer manager fees and are referred to as “Class I Shares.” Although the Company uses “Class” designations to indicate its differing sales load structures, the Company does not operate as a multi-class fund.

The Company’s authorized stock consists of 200,000,000 shares of stock, par value $0.01 per share, 50,000,000 of which are classified as preferred stock, par value $0.01 per share, or “Preferred Stock” and 150,000,000 of which are classified as common stock. All shares of common stock have identical voting and distributions rights, and bear their own pro rata portion of the Company’s expenses and have the same net asset value.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            34

Transactions in shares of common stock were as follows during the six months ended December 31, 2023 and the year ended June 30, 2023:

	Total
	Shares	Amount
Six Months Ended December 31, 2023
Gross shares sold	3,534,266	$42,297,692
Shares issued from reinvestment of distributions	1,610,659	17,491,626
Repurchase of common shares	(2,217,767)	(24,909,560)
Net increase from capital transactions	2,927,158	$34,879,758

Year Ended June 30, 2023:
Gross shares sold	12,083,327	$147,937,976
Shares issued from reinvestment of distributions	1,976,175	21,809,485
Repurchase of common shares	(4,168,385)	(48,347,692)
Net increase from capital transactions	9,891,117	$121,399,769

At December 31, 2023, the Company had 56,814,979 shares of common stock issued and outstanding.

At June 30, 2023, the Company had 53,887,821 shares of common stock issued and outstanding.

Share Repurchase Program
The Company conducts quarterly tender offers pursuant to its share repurchase program. The Company’s Board considers the following factors, among others, in making its determination regarding whether to cause us to offer to repurchase shares and under what terms:
•the effect of such repurchases on our qualification as a RIC (including the consequences of any necessary asset sales);
•the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);
•the Company’s investment plans and working capital requirements;
•the relative economies of scale with respect to the Company’s size;
•the Company’s history in repurchasing shares or portions thereof; and
•the condition of the securities markets.
The Company limits the number of shares to be repurchased in any calendar quarter to up to 2.5% of the number of shares outstanding at the close of business on the last day of the prior fiscal year. At the discretion of the Company’s Board, the Company may use cash on hand, and cash from the sale of investments as of the end of the applicable period to repurchase shares. The Company will offer to repurchase such shares at a price equal to the net asset value per share of our common stock specified in the tender offer. The Company’s Board may suspend or terminate the share repurchase program at any time. The first such tender offer commenced in May 2015.

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PRIORITY INCOME FUND, INC.                                            35

The following table sets forth the number of common shares that were repurchased by the Company in each tender offer:

Quarterly Offer Date	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
For the Six Months Ended December 31, 2023
June 30, 2023	August 10, 2023	1,202,143	100.00%	$11.30	$13,585,423
September 30, 2023	November 8, 2023	1,015,624	100.00%	11.15	11,324,137
Total for the six months ended December 31, 2023		2,217,767			$24,909,560

For the Year Ended June 30, 2023
June 30, 2022	July 29, 2022	848,423	100.00%	$12.08	$10,249,069
September 30, 2022	November 4, 2022	713,908	100.00%	11.55	8,245,558
December 31, 2022	February 8, 2023	1,266,849	100.00%	11.26	14,264,720
March 31, 2023	May 12, 2023	1,339,205	100.00%	11.64	15,588,345
Total for the year ended June 30, 2023		4,168,385			$48,347,692

On December 22, 2023, the Company made an offer to purchase up to 1,347,196 shares of its issued and outstanding common stock, par value $0.01 per share, which amount represents 2.5% of the number of shares outstanding at the close of business on the last day of the prior fiscal year ended June 30, 2023. The offer began on December 22, 2023 and expired at 4:00 p.m., Eastern Time, on February 1, 2024, and a total of 1,169,723 shares were validly tendered and not withdrawn pursuant to the offer as of such date. The Company purchased all 1,169,723 shares validly tendered and not withdrawn, at a price equal to $11.11 per share, for an aggregate purchase price of approximately $12,995,626. The purchase price per share was equal to the net asset value per share as of January 31, 2024. All shares tendered by each shareholder who participated in the tender offer were repurchased by the Company.

From time to time, the Company may repurchase a portion of its common and preferred stock and is notifying you of such intention as required by applicable securities law.

Note 5. Transactions with Affiliates
Investment Advisory Agreement
On May 9, 2013, the Company entered into an initial investment advisory agreement with the Adviser (the "Prior Advisory Agreement"). On May 30, 2019, the Company held a special meeting of stockholders at which stockholders voted to approve a new investment advisory agreement with the Adviser that is identical in all respects except for the date of effectiveness and the term to the Prior Investment Advisory Agreement, which had terminated as a result of a technical “change in control” and “assignment” as such terms are defined under the 1940 Act. The Adviser manages the day-to-day investment operations of, and provides investment advisory services to, the Company. For providing these services, the Adviser is paid a base management fee and an incentive fee. The base management fee, payable quarterly in arrears, is calculated at an annual rate of 2.0% based on the average of the total assets as of the end of the two most recently completed calendar quarters. The Company also pays routine non-compensation overhead expenses of the Adviser in an amount up to 0.0625% per quarter (0.25% annualized) of the Company’s average total assets. The incentive fee is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees received) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, expenses reimbursed under the Investment Advisory Agreement, the administration agreement and the investor services agreement, any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the organization and offering expenses and incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding calendar quarter, is compared to the preferred return rate of 1.5% per quarter (6.0% annualized). The Company pays the Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which the pre-incentive

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            36

fee net investment income does not exceed the preferred return rate; (2) 100% of the pre-incentive fee net investment income, if any, that exceeds the preferred return rate but is less than 1.875% in any calendar quarter (7.5% annualized); and (3) 20.0% of the pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter. These calculations are appropriately pro-rated for any period of less than three months.

For the six months ended December 31, 2023, expenses incurred by the Company and the payable amount remaining at December 31, 2023 in connection with the Investment Advisory Agreement were as follows:

Description	Expense	Payable
Base management fee(1)	$9,507,762	$4,798,287
Incentive fee(1)	11,295,842	5,290,735
Routine non-compensation overhead expenses(2)	23,669	15,000

(1) The payable amount is presented as part of the Due to Adviser line item on the Statement of Assets and Liabilities.

(2) The payable amount is presented as part of the Due to Adviser line item on the Statement of Assets and Liabilities and the expense amount is presented as Adviser shared service expense on the Statement of Operations.

Administration Agreement
On May 9, 2013, the Company entered into an administration agreement (the “Administration Agreement”) with Prospect Administration LLC (the “Administrator”), an affiliate of the Adviser. The Administrator performs, oversees and arranges for the performance of administrative services necessary for the operation of the Company. These services include, but are not limited to, accounting, finance, legal services and offerings of the Company’s debt, common stock and other securities. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s actual and allocable portion of expenses and overhead incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and the Company’s allocable portion of the costs of its Chief Financial Officer and Chief Compliance Officer and her staff. During the six months ended December 31, 2023, $2,524,119 in administrator costs were incurred by the Company, and $3,440,851 is included on the Statement of Assets and Liabilities as a payable under the Due to administrator line item.

Commissions and fees on shares of common stock sold
On December 5, 2019, we announced that Preferred Capital Securities, LLC (“PCS” or “Dealer Manager”), a broker dealer and wholesale distributor, would become the dealer manager for an 18-month follow-on common stock offering upon the effectiveness of our common share registration statement. On October 27, 2023, we filed a definitive prospectus with the SEC pursuant to which, through our Dealer Manager, we are offering up to 45,103,520 shares of our common stock until the date upon which 150,000,000 shares of our common stock have been sold in the course of our offerings, unless terminated or further extended or increased by the Board of Directors, in its sole discretion. PCS charges selling commissions of 6.0% and dealer manager fees of 0.75%, payable upon a purchase of “Class R” shares.

During the six months ended December 31, 2023, the total sales load incurred through the offering of our common stock was $2,109,656, which includes $1,846,318 of selling commissions and $263,338 of dealer manager fees. These fees are charged against additional paid-in capital on the Statements of Changes in Net Assets and Temporary Equity.

Common Stock Offering Costs
The Adviser, on behalf of the Company, paid or incurred common stock offering costs totaling $572,013 for the six months ended December 31, 2023. As of December 31, 2023, $736,189 remains as a deferred asset on the Statement of Assets and Liabilities, while $821,538 has been amortized to expense on the Statement of Operations during the six months ended December 31, 2023 .

Common stock offering expenses consist of costs for the registration, certain marketing activities and distribution of the Company’s common shares. These expenses include, but are not limited to, expenses for legal, accounting, printing and certain marketing activities, and include salaries and direct expenses of the Adviser’s employees, employees of its affiliates and others for providing these services.

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PRIORITY INCOME FUND, INC.                                            37

At December 31, 2023, the total due to the Adviser for organization and common stock offering costs and operating expenses paid on behalf of the Company was $281,453, which is included within the Due to Adviser line item on the Statement of Assets and Liabilities, and is broken out as follows:

Fiscal Year	Organization and Offering Costs (O&O)	Operating Expenses (OpEx) paid on behalf of the Company	Total Due to Adviser for O&O and OpEx paid on behalf of the Company
June 30, 2013	$1,893,108	$—	$1,893,108
June 30, 2014	984,744	558,394	1,543,138
June 30, 2015	591,821	1,418,046	2,009,867
June 30, 2016	442,107	1,148,321	1,590,428
June 30, 2017	456,146	730,938	1,187,084
June 30, 2018	419,077	24,239	443,316
June 30, 2019	107,639	25,333	132,972
June 30, 2020	867,504	—	867,504
June 30, 2021	359,068	—	359,068
June 30, 2022	898,724	—	898,724
June 30, 2023	1,767,501	—	1,767,501
December 31, 2023	681,657	—	681,657
Total reimbursements made	(9,187,643)	(3,905,271)	(13,092,914)
Balance payable	$281,453	$—	$281,453

Upon achieving the Minimum Offering Requirement, the Adviser was entitled to receive up to 5.0% of the gross proceeds from the offering as reimbursement for organization and common stock offering costs that it has funded, until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered. On January 8, 2014, the Adviser agreed to reduce such reimbursement and accept a maximum of 2% of the gross proceeds of the offering of the Company’s securities until all of the organization and common stock offering costs incurred and/or paid by the Adviser have been recovered.

Co-Investments
On January 13, 2020, (amended on August 2, 2022), the parent company of the Adviser received an exemptive order from the SEC (the “Order”), which superseded a prior co-investment exemptive order granted on February 10, 2014, granting the parent company the ability to negotiate terms other than price and quantity of co-investment transactions with other funds managed by the Adviser or certain affiliates, including Prospect Capital Corporation (“PSEC”), Prospect Floating Rate and Alternative Income Fund, Inc. (“PFLOAT”) and NGL Subsidiary Ltd. (“NGL”), where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions included therein.
Under the terms of the relief permitting us to co-invest with other funds managed by our Investment Adviser or its affiliates, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Company’s independent directors must make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with the Company’s investment objective and strategies. In certain situations where co-investment with one or more funds managed by the Adviser or its affiliates is not covered by the Order, such as when there is an opportunity to invest in different securities of the same issuer, the personnel of the Adviser or its affiliates will need to decide which fund will proceed with the investment. Such personnel will make these determinations based on policies and procedures, which are designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner that is consistent with applicable laws, rules and regulations. Moreover, except in certain circumstances, when relying on the Order, the Company will be unable to invest in any issuer in which one or more funds managed or owned by the Adviser or its affiliates has previously invested.
Allocation of Expenses
For CLO investments held by each of the Company, PSEC and NGL, the cost of valuation services with regard to such investments is initially borne by the Company, which then allocates to PSEC and NGL their proportional share of such expense based on the number of positions held by each entity. During the six months ended December 31, 2023, the Company incurred $195,060 in expenses related to valuation services that are attributable to PSEC and NGL. As of December 31, 2023, $154,783 is still owed to the Company from PSEC and NGL. Additionally, during the six months ended December 31, 2023, the

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            38

Company incurred $82,987 related to marketing, insurance, offering and general and administrative expenses that are attributable to PSEC and NGL, and $84,459 is still owed to the Company. The amounts owed to the Company are typically settled on a quarterly basis.

Officers and Directors
Certain officers and directors of the Company are also officers and directors of the Adviser and its affiliates. For the six months ended December 31, 2023, $112,500 was paid to the independent directors of the Company, which is included as Director fees on the Statement of Operations, of which none is still payable at December 31, 2023. The officers do not receive any direct compensation from the Company.

Services Agreement
PCM has engaged Preferred Shareholder Services, LLC, an affiliate of the Dealer Manager, to provide certain non-offering issuer support services pursuant to a services agreement. PCM is responsible for any payments due under such agreement. Starting on January 1, 2022, Prospect Capital Management allocated the costs under such services agreement to the Company quarterly, at an up to 0.25% per annum rate of the Company’s average monthly net assets. For the six months ended December 31, 2023, $776,565 of reimbursement was incurred, which is included in Adviser shared service expense on the Statement of Operations, of which $392,706 is still payable at December 31, 2023.

Note 6. Dividends and Distributions
Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP.

The following tables reflect the distributions per common share that the Company declared and paid or are payable to its common stockholders during the six months ended December 31, 2023. Common stockholders of record as of each respective record date were or will be entitled to receive the distribution.

Record Date	Payment Date	Total Amount per Share(a)	Amount Distributed
July 7, 14, 21 and 28, 2023	July 31, 2023	$0.08056	$4,396,139
August 4, 11, 18, and 25, 2023	August 28, 2023	0.08056	4,373,867
September 1, 8, 15, 22 and 29, 2023(b)	October 2, 2023	0.18445	10,155,440
October 6, 13, 20 and 27, 2023	October 30, 2023	0.08056	4,480,398
November 3, 10, 17 and 24, 2023	November 27, 2023	0.08056	4,485,062
December 5, 2023(b)	December 26, 2023	0.18445	10,415,491
Total declared and distributed for the six months ended December 31, 2023			$38,306,397

(a)Total amount per share represents the total distribution rate for the record dates indicated.
(b)Includes bonus distributions.

Dividends and distributions to common stockholders are recorded on the record date. The table above includes distributions with record dates during the six months ended December 31, 2023 and does not include distributions previously declared to common stockholders of record on any future dates, as those amounts are not yet determinable. The following distributions were previously declared and have record dates subsequent to December 31, 2023 for the common shares:

Record Date	Payment Date	Total Amount per Share(a)
January 4, 2024	January 29, 2024	$0.10848
February 5, 2024	February 26, 2024	0.10848

(a)Total amount per share represents the total distribution rate for the record dates indicated.

The Company may fund its distributions to common stockholders from any sources of funds available, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, and non-capital gains proceeds from the sale of assets. Any capital returned to common stockholders through distributions will be distributed after payment of fees and expenses.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            39

The Company has adopted a distribution reinvestment plan pursuant to which common stockholders will automatically have the full amount of distributions reinvested in additional shares. Common stockholders may "opt out" of the distribution reinvestment plan and instead receive their distributions in cash. Reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges for shares issued under the distribution reinvestment plan. During any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to a common stockholder in connection with a distribution reinvestment shall be determined by dividing the total dollar amount of the distribution payable to the common stockholder by the net asset value per common share of the Company, as determined pursuant to procedures adopted by our Board.

The Company issued 1,610,659 and 1,976,175 shares of its common stock in connection with the distribution reinvestment plan for the six months ended December 31, 2023 and year ended June 30, 2023, respectively.

Note 7. Mandatorily Redeemable and Cumulative Preferred Stock
The Company has authorized 50,000,000 shares of Preferred Stock, at a par value of $0.01 per share, and had 10,875,493 shares issued and outstanding at December 31, 2023.

The Company completed underwritten public offerings of its outstanding mandatorily redeemable Term Preferred Stock: 7.00% Series D Term Preferred Stock Due 2029 (the “Series D Term Preferred Stock”), 6.625% Series F Term Preferred Stock Due 2027 (the “Series F Term Preferred Stock”), 6.25% Series G Term Preferred Stock Due 2026 (the “Series G Term Preferred Stock”), 6.00% Series H Term Preferred Stock Due 2026 (the “Series H Term Preferred Stock”), 6.125% Series I Term Preferred Stock Due 2028 (the “Series I Term Preferred Stock”), 6.000% Series J Term Preferred Stock Due 2028 (the “Series J Term Preferred Stock”) and 6.375% Series L Term Preferred Stock Due 2029 (the “Series L Term Preferred Stock” and, together with the other term preferred stock, the “Term Preferred Stock”). The Company is required to redeem all of the outstanding Term Preferred Stock on their respective term redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Company cannot effect any amendment, alteration, or repeal of the Company’s obligation to redeem all of the Term Preferred Stock without the prior unanimous vote or consent of the holders of such Term Preferred Stock.

The Company completed an underwritten public offering of its 7.000% Series K Cumulative Preferred Stock (the “Series K Cumulative Preferred Stock” or “Cumulative Preferred Stock”). The Company is not required to redeem its outstanding Cumulative Preferred Stock.

At any time on or after the applicable optional redemption date, at the Company’s sole option, the Company may redeem the Term Preferred Stock or Cumulative Preferred Stock at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Stock or Cumulative Preferred Stock. The Company, with the authorization by the Board, may repurchase any of the Term Preferred Stock or Cumulative Preferred Stock from time to time in the open market after the applicable optional redemption date and effectively extinguish the preferred stock. Further, from time to time (including before the optional redemption date), the Company may repurchase a portion of its preferred stock and is notifying you of such intention as required by applicable securities law.
If the dividends on the preferred stock remain unpaid in an amount equal to two full years’ dividends, the holders of the preferred dividends as a class have the right to elect a majority of the Board of Directors. In general, the holders of the preferred stock and the common shares have equal voting rights of one vote per share, except that the holders of the preferred stock, as a separate class, have the right to elect at least two members of the Board of Directors. The Company is required to maintain certain asset coverage with respect to the preferred stock as defined in the Company’s By-Laws and the 1940 Act.

All Term Preferred Stock and Cumulative Preferred Stock ranks (with respect to the payment of dividends and rights upon liquidation, dissolution or winding up) (a) senior to our common stock, (b) on parity with each other series of our preferred stock, and (c) junior to our existing and future secured and unsecured indebtedness.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            40

The following table summarizes the Company’s Term Preferred Stock and Cumulative Preferred Stock activity for the six months ended December 31, 2023:

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Series K Cumulative Preferred Stock	Total Preferred Stock
Shares outstanding at June 30, 2023	1,094,065	1,233,428	1,472,000	1,196,000	1,600,000	1,580,000	1,100,000	1,600,000	10,875,493
Shares issued	—	—	—	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—	—	—	—
Shares outstanding at December 31, 2023	1,094,065	1,233,428	1,472,000	1,196,000	1,600,000	1,580,000	1,100,000	1,600,000	10,875,493

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Series K Cumulative Preferred Stock	Total Preferred Stock
Principal outstanding at June 30, 2023	$27,351,625	$30,835,700	$36,800,000	$29,900,000	$40,000,000	$39,500,000	$27,500,000	$40,000,000	$271,887,325
Shares issued	—	—	—	—	—	—	—	—	—
Shares redeemed	—	—	—	—	—	—	—	—	—
Principal outstanding at December 31, 2023	$27,351,625	$30,835,700	$36,800,000	$29,900,000	$40,000,000	$39,500,000	$27,500,000	$40,000,000	$271,887,325

The following table summarizes the Company’s Term Preferred Stock balances as of December 31, 2023:

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Total Term Preferred Stock
Principal value	$27,351,625	$30,835,700	$36,800,000	$29,900,000	$40,000,000	$39,500,000	$27,500,000	$231,887,325
Unamortized deferred offering costs	(394,631)	(110,213)	(165,827)	(186,757)	(193,235)	(218,175)	(258,557)	(1,527,395)
Unamortized discount	(543,231)	(528,405)	(608,690)	(544,007)	(878,974)	(910,575)	(684,418)	(4,698,300)
Carrying value	$26,413,763	$30,197,082	$36,025,483	$29,169,236	$38,927,791	$38,371,250	$26,557,025	$225,661,630

Fair value(1)	$25,677,706	$28,109,824	$35,166,080	$27,173,120	$35,040,000	$34,696,800	$24,486,000	$210,349,530
Fair value per share(1)	$23.47	$22.79	$23.89	$22.72	$21.90	$21.96	$22.26
(1)Represents the December 31, 2023 closing market price per share of each respective series of Term Preferred Stock on the New York Stock Exchange (“NYSE”) and is categorized as Level 2 under ASC 820 as of December 31, 2023 because of the low trading volume of the shares.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            41

The following table summarizes the Company’s Cumulative Preferred Stock balances as of December 31, 2023:

Series K Cumulative Preferred Stock
Principal value	$40,000,000
Unamortized deferred offering costs	(335,014)
Unamortized discount	(1,250,000)
Carrying value	$38,414,986

Fair value(1)	$32,704,000
Fair value per share(1)	$20.44
(1)Represents the December 31, 2023 closing market price per share of the series of Cumulative Preferred Stock on the New York Stock Exchange (“NYSE”) and is categorized as Level 2 under ASC 820 as of December 31, 2023 because of the low trading value of the shares.

The following sets forth the terms of the Company’s Term Preferred Stock and Cumulative Preferred Stock offerings:

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Series K Cumulative Preferred Stock
Initial offering price	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2029	June 30, 2027	June 30, 2026	December 31, 2026	June 30, 2028	December 31, 2028	March 31, 2029	N/A
Term redemption price per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Optional redemption date	March 31, 2022	February 25, 2023	March 19, 2023	May 6, 2023	June 17, 2024	August 10, 2024	February 28, 2025	September 30, 2026
Fixed dividend rate	7.00%	6.625%	6.250%	6.000%	6.125%	6.000%	6.375%	7.00%
Annualized per share payment	$1.75000	$1.65624	$1.56252	$1.50000	$1.53124	$1.50000	$1.59375	$1.75000

Dividends payable on the Company’s Term Preferred Stock and Cumulative Preferred Stock were $0 at December 31, 2023.

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Term Preferred Stock. As of December 31, 2023, the Company had a deferred issuance cost balance of $1,527,395 related to the issuance of the Term Preferred Stock. Aggregate net discount on the Term Preferred Stock at the time of issuance totaled $7,300,671. As of December 31, 2023 the Company had an unamortized discount balance of $4,698,300. These amounts are amortized and are included in Preferred dividend expense on the Statement of Operations over the term of the respective shares.

Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Company’s Cumulative Preferred Stock. As of December 31, 2023, the Company had a deferred debt issuance cost balance of $335,014 related to the issuance of the Cumulative Preferred Stock. As of December 31, 2023 the Company had an unamortized discount balance of $1,250,000.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            42

The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Term Preferred Stock for the six months ended December 31, 2023:

	Series D Term Preferred Stock Due 2029	Series F Term Preferred Stock Due 2027	Series G Term Preferred Stock Due 2026	Series H Term Preferred Stock Due 2026	Series I Term Preferred Stock Due 2028	Series J Term Preferred Stock Due 2028	Series L Term Preferred Stock Due 2029	Total Term Preferred Stock
Fixed dividend expense(1)	$957,307	$1,021,426	$1,150,015	$897,000	$1,224,992	$1,185,000	$876,568	$7,312,308
Amortization of deferred offering costs	26,553	13,033	29,038	26,940	17,827	17,851	19,977	$151,219
Amortization of discount	40,941	66,134	110,745	81,389	82,874	76,201	53,192	$511,476
Total preferred dividend expense	$1,024,801	$1,100,593	$1,289,798	$1,005,329	$1,325,693	$1,279,052	$949,737	$7,975,003
Effective dividend rate(2)	7.771%	7.301%	7.177%	6.908%	6.821%	6.676%	7.164%	7.080%
Cash paid for dividend	$957,307	$1,021,426	$1,150,015	$897,000	$1,224,992	$1,185,000	$876,568	$7,312,308
(1)Fixed dividend expense is composed of distributions declared and paid of $7,312,308 for the six months ended December 31, 2023.
(2)Represents the effective rate for each respective series of Term Preferred Stock as of December 31, 2023.
The following table summarizes the components of preferred dividend expense, effective dividend rates and cash paid on the Cumulative Preferred Stock for the six months ended December 31, 2023:

Series K Cumulative Preferred Stock Due 2025
Fixed dividend expense(1)	$1,400,000
Amortization of deferred offering costs	—
Amortization of discount	—
Total preferred dividend expense	$1,400,000
Effective dividend rate(2)	7.000%
Cash paid for dividend	$1,400,000
(1) Fixed dividend expense is composed of distributions declared and paid of $1,400,000 for the six months ended December 31, 2023.
(2)Represents the effective rate for the series of Cumulative Preferred Stock as of December 31, 2023.

Note 8. Income Taxes
The information presented in this footnote is based on our most recent tax year ended June 30, 2023.

For income tax purposes, distributions made to shareholders are reported as ordinary income, capital gains, non-taxable return of capital, or a combination thereof. The expected tax character of distributions declared and paid to common shareholders during the year ended June 30, 2023 was as follows:

	Year Ended June 30, 2023:
Ordinary income	$58,929,502
Return of capital	—
Capital gain	—
Total distributions paid to common shareholders	$58,929,502	(1)
(1)$9,357,633 accrued but unpaid distributions payable as of June 30, 2023 are allocable to the tax year ended June 30, 2024. The determination of the tax character for the accrued but unpaid distributions payable will be reported on the 2023 Form 1099-DIV.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            43

The expected tax character of distributions declared and paid to preferred stock shareholders during the year ended June 30, 2023 was as follows:

Year Ended June 30, 2023:
Ordinary income	$17,429,478
Return of capital	—
Capital gain	—
Total distributions paid to preferred shareholders	$17,429,478
However, the final determination of the tax character of distributions between ordinary income, capital gains and return of capital will not be made until we file our tax return for the tax year ended June 30, 2023.
The estimated tax character of dividends paid to the Company's common stock shareholders during the six months ended December 31, 2023 is expected to be as follows:

Six Months Ended December 31, 2023
Ordinary income(1)	$47,664,030
Return of capital	—
Capital gain	—
Total distributions paid to preferred shareholders	$47,664,030
(1)$9,357,633 distributions paid as of December 31, 2023 are the reversal of the June 30, 2023 accrued dividends.
However, the final determination of the tax character of dividends between ordinary income, capital gains and return of capital will not be made until we file our tax return for the tax year ending June 30, 2024.

The estimated tax character of dividends paid to the Company's preferred stock shareholders during the six months ended December 31, 2023 is expected to be as follows:

Six Months Ended December 31, 2023
Ordinary income	$8,712,308
Return of capital	—
Capital gain	—
Total distributions paid to preferred shareholders	$8,712,308

Taxable income generally differs from net increase in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. The following reconciles the net increase in net assets resulting from operations to taxable income for the tax year ended June 30, 2023.

Year Ended June 30, 2023:
Net increase (decrease) in net assets resulting from operations	$35,969,573
Net realized (gains) losses	106,951
Net unrealized (gains) losses on Investments	71,740,679
Other temporary book-to-tax differences(1)	(45,872,969)
Other permanent differences	17,063,053
Taxable income before deductions for distributions	$79,007,287
(1)Temporary book-to-tax differences primarily relate to timing recognition of CLO taxable income.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            44

As of the tax year ended June 30, 2023, we had $61,054,183 of undistributed ordinary income in excess of cumulative distributions and no capital gain in excess of cumulative distributions.

Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of June 30, 2023, we had $12,895,774 of capital loss carryforwards available for use in later tax years. While our ability to utilize losses in the future depends upon a variety of factors that cannot be known in advance, some of the Company's capital loss carryforwards may become permanently unavailable due to limitations by the Code.

Year Ended June 30, 2023:
Undistributed ordinary income	$61,054,183
Capital loss carryforwards	$12,895,774

In general, we may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which may include differences in the book and tax basis of certain assets and liabilities, amortization of offering costs and nondeductible federal excise taxes, among other items. For the year ended June 30, 2023, we increased total distributable earnings by $2,438,448 and decreased paid-in capital in excess of par by $2,438,448. At the time of filing our Form N-CSR for the year ended June 30, 2023 we increased total distributable earnings by $2,438,448, decreased paid-in capital in excess of par by $2,762,632, and decreased accumulated realized loss by $324,184. We subsequently updated this adjustment based on additional information received prior to the filing of our tax return for the year ended June 30, 2023.

Note 9. Concentration of Credit Risks
Cash held at financial institutions, at times, may exceed the amount insured by the FDIC. The Company has not incurred any losses on these accounts, and the credit risk exposure is mitigated by the financial strength of the banking institutions where the amounts are held. For the six months ended December 31, 2023, our cash deposits have exceeded the FDIC insured limit. The Company’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which is subject to a risk of loss if that sector experiences a market downturn. The Company is subject to credit risk in the normal course of pursuing its investment objectives. The Company’s maximum risk of loss from credit risk for its portfolio investments is the inability of the CLO collateral managers to return up to the cost value due to loan defaults occurring in the underlying collateral within the CLOs.

Note 10. Commitments and Contingencies
The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

Note 11. Revolving Credit Facility
On December 16, 2019, we entered into a secured revolving credit facility (the “ 2019 Facility”). The aggregate commitment of the 2019 Facility was $35 million and was collateralized by all of our investments. The 2019 Facility bore interest at the current Prime Rate subject to a 3% floor plus 0.75%. Additionally, the lenders charged a fee on the unused portion of the credit facility equal to either 50 basis points if more than 60% of the credit facility was drawn, or 100 basis points if an amount more than 35% and less than or equal to 60% of the credit facility was drawn, or 150 basis points if an amount less than or equal to 35% of the credit facility is drawn. On September 7, 2022, we paid down the 2019 Facility.
In connection with the origination of the 2019 Facility, we incurred $855,260 of fees, all of which were being amortized over the term of the facility on an effective yield basis. From July 1, 2022 through September 7, 2022, we recorded $207,731 of interest costs and amortization costs on the 2019 Facility as interest expense. On September 7, 2022, we recognized a realized loss on the extinguishment of debt of $324,184 of the remaining fees.
On September 6, 2022, we entered into a secured revolving credit facility (the “Facility”). The aggregate commitment of the Facility was $40 million and is collateralized by our CLO investments. The Facility matures on March 6, 2027 and generally bears interest at the current 1 month SOFR Rate plus 3.25% subject to a SOFR floor of 0.25%. Additionally, the lender charges a fee on the unused portion of the credit facility equal to 0.375% per annum on the difference between the commitment amount and the average daily funded amount of the Facility. On March 31, 2023, the commitment of the Facility was increased to $75 million.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            45

As part of the Facility, we are required to maintain an interest reserve account that will contain the greater of $250,000 or the product of the weighted average daily advances outstanding during the immediately prior calendar month, multiplied by the interest rate and 90/360. Such amounts are classified as Restricted cash on our Statement of Assets and Liabilities. As of December 31, 2023, we held $250,000 in the interest reserve account.

The agreement governing our Facility requires us to comply with certain financial and operational covenants. These covenants include restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets and a minimum total net asset level that we are required to maintain. As of December 31, 2023, we were in compliance with these covenants. As of December 31, 2023, we had $21,500,000 outstanding on our Facility. As of December 31, 2023, the investments used as collateral for the Facility had an aggregate fair value of $940,170,338, which represents 100% of our total investments. As of December 31, 2023, the fair value of the Facility was $21,500,000, the balance outstanding, and is categorized as Level 2 under ASC 820. The fair value of the Facility is equal to that of the carrying value since the Facility bears a floating rate and re-prices to market frequently.

In connection with the origination of the Facility, we incurred $609,547 of fees, all of which are being amortized over the term of the facility on an effective yield basis. As of December 31, 2023, $451,985 remains to be amortized and is reflected as Deferred financing costs on the Statements of Assets and Liabilities.

During the six months ended December 31, 2023, we recorded $387,001 of interest costs and amortization of financing costs on the Facility as interest expense and credit facility expense.

For the six months ended December 31, 2023, the average stated interest rate (i.e., rate in effect plus the spread) was 3.19%. For the six months ended December 31, 2023, average outstanding borrowings for the Facility were $4,228,804.

Note 12. Notes Payable
On January 27, 2020, we issued $15,000,000 principal amount of senior unsecured notes that mature on March 31, 2035 (the “2035 Notes”). On March 2, 2022, we completed a further issuance of $15,000,000 of the 2035 Notes in a private placement to the same institutional investor. As of December 31, 2023, $30,000,000 in aggregate principal amount of the 2035 Notes remained outstanding. The 2035 Notes bear interest at a rate of 6.50% per year, payable quarterly on March 31, June 30, September 30, and December 31 of each year. Total proceeds from the issuance of the 2035 Notes, net of underwriting discounts and issuance costs, were $28,777,401. As of December 31, 2023, the fair value of the 2035 Notes is $29,170,812, estimated by discounting remaining payments using applicable current market rates, and is categorized as Level 2 under ASC 820 as of December 31, 2023. As of December 31, 2023, $247,877 of debt issuance costs and $829,188 of underwriting discounts that remains to be amortized and are included as a reduction within Notes payable on the Statement of Assets and Liabilities.

During the six months ended December 31, 2023, we recorded $1,006,268 of interest costs and amortization of financing costs on the 2035 Notes as interest expense on the Statement of Operations.

For the six months ended December 31, 2023, the average stated interest rate was 6.50%. For the six months ended December 31, 2023, average outstanding borrowings for the 2035 Notes were $30,000,000.

Note 13. Financial Highlights
The following is a schedule of financial highlights for each of the past five years ended June 30 and for the six months ended December 31, 2023. Although the Company has designated its differing up-front sale loads as different “share classes”, the Company does not operate as a multi-class fund and each share of the Company has the same net asset value, as well as identical voting and distributions rights, and bears its own pro rata portion of the Company’s expenses.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            46

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2023	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Per share data:
Net asset value, beginning of year/period	$11.31	$12.04	$12.15	$10.57	$13.02	$13.47
Net investment income(a)(g)	0.83	2.16	1.83	1.84	1.48	1.61
Net realized and net change in unrealized gain (loss) on investments(a)	(0.17)	(1.43)	(0.57)	1.07	(2.63)	(0.71)
Net realized gain/(loss) on extinguishment of debt(a)	—	(0.01)	—	—	—	—
Net realized gain/(loss) on repurchase of preferred stock(a)	—	—	(0.04)	(0.05)	0.04	—
Net increase (decrease) in net assets resulting from operations	0.66	0.72	1.22	2.86	(1.11)	0.90
Dividends declared on Cumulative Preferred Stock	(0.03)	(0.06)	(0.05)	—	—	—
Net increase (decrease) in net assets resulting from operations applicable to common stockholders	0.63	0.66	1.17	2.86	(1.11)	0.90
Distributions to common stockholders(f)
Dividends from net investment income(a)	(0.69)	(1.36)	(1.33)	(0.59)	(0.69)	(1.00)
Capital gain(a)	—	—	—	—	—	(0.01)
Return of capital(a)	—	—	—	(0.67)	(0.72)	(0.47)
Total distributions(b)	(0.69)	(1.36)	(1.33)	(1.26)	(1.41)	(1.48)
Other(c)	(0.01)	(0.03)	0.05	(0.02)	0.07	0.13
Net asset value, end of year/period	$11.24	$11.31	$12.04	$12.15	$10.57	$13.02

Total return, based on NAV(d)	5.92%	6.14%	10.71%	29.13%	(8.83)%	8.06%
Supplemental Data:
Net assets, end of year/period	$638,507,700	$609,387,244	$529,829,535	$448,284,587	$347,800,248	$399,704,924
Ratio to average net assets:
Total expenses excluding expense support (reimbursements)/repayments(g)(h)	11.94%	13.17%	12.02%	12.94%	11.32%	8.46%
Expenses after expense support (reimbursements)/repayments, net(e)(g)(h)	11.94%	13.17%	12.02%	12.94%	11.32%	8.46%
Net investment income(g)(h)	14.71%	18.79%	14.63%	16.23%	12.20%	11.90%

Portfolio turnover	1.78%	1.03%	1.74%	3.74%	1.66%	1.44%

(a) Calculated based on weighted average shares outstanding during the year or period.
(b) The per share data for distributions is the actual amount of distributions paid or payable per share of common stock outstanding during the year or period. Distributions per share are rounded to the nearest $0.01.

(c) The amount shown represents the balancing figure derived from the other figures in the schedule, and is primarily attributable to the accretive effects from the sales of the Company’s shares and the effects of share repurchases during the year or period.

(d) Total return is based upon the change in net asset value per share between the opening and ending net asset values per share during the year or period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The computation does not reflect the sales load for any shares. Total return based on market value is not presented since the Company’s common shares are not publicly traded. For periods less than one year, total return is not annualized.

(e) There were no expense support repayments (reimbursements) for the years ended June 30, 2023, 2022, 2021, 2020 and 2019 or for the six months ended December 31, 2023.
(f) The amounts reflected for the year ended June 30, 2019 have been updated based on tax information received subsequent to the filing of the annual report on Form N-CSR.
(g) Net investment income per share data and ratios reflect income earned and expenses incurred on assets attributable to preferred shares (as described in Note 7. Mandatorily Redeemable and Cumulative Preferred Stock). The expense ratios also reflect expenses incurred on assets attributable to preferred shares. The ratio of preferred dividend expense to average net assets applicable to the common shares for the years ended June 30, 2023, 2022, 2021, 2020 and 2019 are 2.75%, 2.99%, 3.54%, 2.94% and 1.34%, respectively. The ratio of preferred dividend expense to average net assets applicable to the common shares for the six months ended December 31, 2023 is 1.28%.

(h) Annualized for the six months ended December 31, 2023.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            47

Information about our senior securities is shown in the following tables as of December 31, 2023 and June 30, 2023, 2022, 2021, 2020 and 2019.

Senior Securities as of December 31, 2023(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$21,500,000	$44,424	$—	$—
2035 Notes	$30,000,000	$18,546	$—	$—
Series D Term Preferred Stock Due 2029	$27,351,625	$74	$25.00	$22.97
Series F Term Preferred Stock Due 2027	$30,835,700	$74	$25.00	$23.05
Series G Term Preferred Stock Due 2026	$36,800,000	$74	$25.00	$23.33
Series H Term Preferred Stock Due 2026	$29,900,000	$74	$25.00	$22.73
Series I Term Preferred Stock Due 2028	$40,000,000	$74	$25.00	$22.12
Series J Term Preferred Stock Due 2028	$39,500,000	$74	$25.00	$22.02
Series L Term Preferred Stock Due 2029	$27,500,000	$74	$25.00	$22.16
Series K Cumulative Preferred Stock	$40,000,000	$74	$25.00	$20.60

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2023 to December 31, 2023.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            48

Senior Securities as of June 30, 2023(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$10,000,000	$91,396	$—	$—
2035 Notes	$30,000,000	$22,849	$—	$—
Series D Term Preferred Stock Due 2029	$27,351,625	$73	$25.00	$23.32
Series F Term Preferred Stock Due 2027	$30,835,700	$73	$25.00	$23.33
Series G Term Preferred Stock Due 2026	$36,800,000	$73	$25.00	$23.47
Series H Term Preferred Stock Due 2026	$29,900,000	$73	$25.00	$23.20
Series I Term Preferred Stock Due 2028	$40,000,000	$73	$25.00	$22.43
Series J Term Preferred Stock Due 2028	$39,500,000	$73	$25.00	$21.88
Series L Term Preferred Stock Due 2029	$27,500,000	$73	$25.00	$22.42
Series K Cumulative Preferred Stock	$40,000,000	$73	$25.00	$21.43

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2022 to June 30, 2023.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            49

Senior Securities as of June 30, 2022(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$24,800,000	$34,205	$—	$—
2035 Notes	$30,000,000	$15,479	$—	$—
Series D Term Preferred Stock Due 2029	$27,351,625	$65	$25.00	$25.37
Series F Term Preferred Stock Due 2027	$30,835,700	$65	$25.00	$25.33
Series G Term Preferred Stock Due 2026	$36,800,000	$65	$25.00	$25.26
Series H Term Preferred Stock Due 2026	$29,900,000	$65	$25.00	$25.07
Series I Term Preferred Stock Due 2028	$40,000,000	$65	$25.00	$24.99
Series J Term Preferred Stock Due 2028	$39,500,000	$65	$25.00	$24.75
Series L Term Preferred Stock Due 2029	$27,500,000	$65	$25.00	$24.37
Series K Cumulative Preferred Stock	$40,000,000	$65	$25.00	$24.22

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Preferred Stock for the respective periods listed on NYSE from June 30, 2021 to June 30, 2022. For series that were not outstanding at June 30, 2022, the average starts from the first day of trading of that particular series.

Senior Securities as of June 30, 2021(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$16,200,000	$43,216	$—	$—
2035 Notes	$15,000,000	$22,439	$—	$—
Series A Term Preferred Stock Due 2025	$36,706,625	$68	$25.00	$24.21
Series D Term Preferred Stock Due 2029	$27,351,625	$68	$25.00	$25.06
Series E Term Preferred Stock Due 2024	$25,541,850	$68	$25.00	$24.19
Series F Term Preferred Stock Due 2027	$30,835,700	$68	$25.00	$24.51
Series G Term Preferred Stock Due 2026	$36,800,000	$68	$25.00	$25.32
Series H Term Preferred Stock Due 2026	$29,900,000	$68	$25.00	$25.16
Series I Term Preferred Stock Due 2028	$40,000,000	$68	$25.00	$25.15

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2020 to June 30, 2021. For series that were not outstanding at June 30, 2020, the average starts from the first day of trading of that particular series.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            50

Senior Securities as of June 30, 2020(a)
Senior Securities	Aggregate Amount Outstanding	Asset Coverage per Unit	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
The Facility	$—	$—	$—	$—
2035 Notes	$15,000,000	$36,030	$—	$—
Series A Term Preferred Stock Due 2025	$37,035,875	$68	$25.00	$24.31
Series B Term Preferred Stock Due 2023	$24,622,950	$68	$25.00	$24.42
Series C Term Preferred Stock Due 2024	$38,927,475	$68	$25.00	$24.69
Series D Term Preferred Stock Due 2029	$27,400,175	$68	$25.00	$24.87
Series E Term Preferred Stock Due 2024	$25,982,900	$68	$25.00	$23.79
Series F Term Preferred Stock Due 2027	$30,883,700	$68	$25.00	$22.74

(a)The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by secured securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit for the Facility and the 2035 Notes. The asset coverage ratio for a class of senior securities representing stock is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness plus the aggregate of the involuntary liquidation preference of senior securities which is a stock. With respect to the Term Preferred Stock, the asset coverage per unit figure is expressed in terms of dollar amounts per share of outstanding Preferred Stock (based on a per share liquidation preference of $25).

(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2019 to June 30, 2020. For series that were not outstanding at June 30, 2019, the average starts from the first day of trading of that particular series.

Mandatorily Redeemable Preferred Shares as of June 30, 2019(a)
Term Preferred Stock	Aggregate Amount Outstanding	Asset Coverage per Preferred Share	Involuntary Liquidating Price per Preferred share	Average market value per unit(b)
Series A Term Preferred Stock Due 2025	$37,504,575	$349	$25.00	$24.79
Series B Term Preferred Stock Due 2023	$25,000,000	$524	$25.00	$24.72
Series C Term Preferred Stock Due 2024	$40,250,000	$325	$25.00	$25.02
Series D Term Preferred Stock Due 2029	$26,131,675	$501	$25.00	$25.24
Total Term Preferred Stock	$128,886,250	$102

(a)For financial reporting purposes, preferred shares are considered to be debt. The Asset Coverage amounts per $25 of Preferred shares (the dollar amount per share) reflects the amount of the Company’s total assets (less all liabilities not represented by borrowings and preferred shares) per $25 Preferred Share of the combined amount of borrowings and outstanding preferred shares and the Asset Coverage amounts per financial reporting purposes.

(b)Represents the average daily closing market price per share of each respective series of Term Preferred Stock for the respective periods listed on NYSE from June 30, 2018 to June 30, 2019.

Note 14. Subsequent Events
During the period from January 1, 2024 through February 29, 2024, we made 15 CLO debt investments totaling approximately $31.5 million, 12 of which represented new investments.

During the period from January 1, 2024 through February 29, 2024, we sold 3 CLO debt investments totaling $6.0 million.

During the period from January 1, 2024 through February 29, 2024, we raised approximately $18.1 million of capital, net of offering proceeds, through the issuance of 1,616,941 shares.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            51

On January 22, 2024, in accordance with our share pricing policy, our Board determined that a decrease in our common stock public offering prices was warranted following a decrease in our net asset value per share. In order to more accurately reflect our net asset value per share, we decreased our common stock public offering price to $12.05 per share designated as “Class R,” $11.32 per share designated as “Class RIA,” and $11.24 per share designated as “Class I” from $12.32 per share designated as “Class R,” $11.58 per share designated as “Class RIA,” and $11.49 per share designated as “Class I.” The change in the public offering price was effective as of our January 2, 2024 monthly closing and first applied to subscriptions received from November 28, 2023 through December 26, 2023.

On February 13, 2024, in accordance with our share pricing policy, our Board determined that a decrease in our common stock public offering prices was warranted following a decrease in our net asset value per share. In order to more accurately reflect our net asset value per share, we decreased our common stock public offering price to $11.91 per share designated as “Class R,” $11.19 per share designated as “Class RIA,” and $11.11 per share designated as “Class I” from $12.05 per share designated as “Class R,” $11.32 per share designated as “Class RIA,” and $11.24 per share designated as “Class I.” The change in the public offering price was effective as of our February 1, 2024 monthly closing and first applied to subscriptions received from December 27, 2023 through January 26, 2024.

On January 26, 2024, we paid down $21,500,000 on the Facility. On February 12, 2024, we drew $12,500,000 on the Facility. On February 23, 2024, we drew $8,000,000 on the Facility. As of February 29, 2024, there was a $20,500,000 outstanding Facility balance.

On February 29, 2024, our Board authorized and we declared a series of distributions for our Series D Term Preferred Stock Due 2029, Series F Term Preferred Stock Due 2027, Series G Term Preferred Stock Due 2026, Series H Term Preferred Stock Due 2026, Series I Term Preferred Stock Due 2028, Series J Term Preferred Stock Due 2028, Series K Cumulative Preferred Stock and Series L Term Preferred Stock Due 2029 payable on September 29, 2023, as reflected in the following table. Preferred stockholders of each respective Series on the record date, the close of business on March 18, 2024, will receive the respective distributions on the payment date, March 28, 2024.

	Series D Term Preferred Stock due 2029	Series F Term Preferred Stock due 2027	Series G Term Preferred Stock due 2026	Series H Term Preferred Stock due 2026	Series I Term Preferred Stock due 2028	Series J Term Preferred Stock due 2028	Series K Cumulative Preferred Stock	Series L Term Preferred Stock due 2029
Total amount per share	$0.43750	$0.41406	$0.39063	$0.37500	$0.38281	$0.37500	$0.43750	$0.39844

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            52

DISTRIBUTION REINVESTMENT PLAN
Subject to our Board of Directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a quarterly basis and pay such distributions on a monthly basis. We have adopted a distribution reinvestment plan pursuant to which shareholders will automatically have the full amount of their distributions reinvested in additional shares. Participants in our distribution reinvestment plan are free to revoke or reinstate participation in the distribution reinvestment plan within a reasonable time as specified in the plan. If you elect not to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our Board of Directors authorizes, and we declare, a cash distribution, then if you have “opted out” of our distribution reinvestment plan you will receive your distributions in cash rather than having them reinvested in additional shares. During this offering, we generally intend to coordinate distribution payment dates so that the same price that is used for the closing date immediately following such distribution payment date will be used to calculate the purchase price for purchasers under the distribution reinvestment plan. In such case, your reinvested distributions will purchase shares at a price equal to 95% of the price that shares are sold in the offering at the closing immediately following the distribution payment date. Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as our shares offered pursuant to our continuous offering.

If you wish to participate in the distribution reinvestment plan, no action will be required on your part to do so. If you are a registered stockholder, you may opt out of the distribution reinvestment plan and elect receive your entire distribution in cash by notifying DST Systems, Inc., the reinvestment agent, and our transfer agent and registrar, in writing so that such notice is received by the reinvestment agent no later than the record date for distributions to stockholders. For plan participants, the reinvestment agent will set up an account for shares you acquire through the plan and will hold such shares in non-certificated form. If your shares are held by a broker or other financial intermediary, you may “opt out” of our distribution reinvestment plan by notifying your broker or other financial intermediary of your election.

Our distribution reinvestment plan was amended and restated effective April 25, 2022 (the “Amendment Date”). If you held shares of the Company prior to the Amendment Date, your status as a participant or non-participant in the plan will not change on the Amendment Date and will remain unchanged unless you elect to change your participation as specified in the plan, or you purchase new shares of the Company and select a different participation status for those shares. Importantly, all shares held by a shareholder in one account must have the same status with respect to participation in the plan. That means that, if you purchase new shares of the Company after the Amendment Date and do not specifically elect to receive cash distributions, you will become a participant in the plan with respect to all of our shares that you hold, no matter when they were purchased or what your prior election was.

Distributions on fractional shares will be credited to each participant's account. In the event of termination of a participant's account under the Plan, the plan administrator will adjust for any such undivided fractional interest in cash at the current offering price of the Company's shares in effect at the time of termination.

We intend to use newly issued shares to implement the plan and determine the number of shares we will issue to you as follows:

To the extent the Company’s shares are not listed on a national stock exchange or quoted on an over-the-counter market or a national market system (collectively, an “Exchange”):

•during any period when we are making a “best-efforts” public offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to 95% of the price that the shares are sold in the offering at the closing immediately following the distribution payment date; and
•during any period when we are not making a “best-efforts” offering of our shares, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by a price equal to the net asset value as determined by our Board of Directors.

To the extent our shares are listed on an Exchange, the number of shares to be issued to you shall be determined by dividing the total dollar amount of the distribution payable to you by the market price per share of our shares at the close of regular trading on such Exchange on the valuation date fixed by the Board of Directors for such distribution.

There will be no selling commissions, dealer manager fees or other sales charges associated with participation in the distribution reinvestment plan. We will pay the reinvestment agent’s fees under the plan.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            53

If you receive your ordinary cash distributions in the form of shares, you generally are subject to the same federal, state and local tax consequences as you would be had you elected to receive your distributions in cash. Your basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable in cash. Any shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to your account.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            54

MANAGEMENT

Our Board of Directors oversees our management. Our Board of Directors currently consists of four members, three of whom are not “interested persons” of us as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. M. Grier Eliasek is considered an interested person of us as a result of his position as President and Chief Executive Officer of us and President and Chief Operating Officer of our Adviser, and his executive positions at certain affiliates of our Adviser. Our Board of Directors elects our officers, who serve at the discretion of our Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. Our Board of Directors has also established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus and statement of additional information includes additional information about our directors and is available, without charge, upon request by calling (212) 448-0702.

Board of Directors and Executive Officers
Directors
Information regarding the Board of Directors is as follows:

Name (Age) Position(s) with the Company (Since) Address(1)	Term Expires	Number of Companies in the Fund Complex overseen by Director(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past 5 Years
Interested Director(4)
M. Grier Eliasek (50) Chairman of the Board, Director, Chief Executive Officer and President (July 2012)	2024	3	President and Chief Operating Officer of the Adviser, President and Chief Operating Officer of Prospect Capital Corporation, Managing Director of Prospect Capital Management and Prospect Administration, and Chief Executive Officer and President of Prospect Floating Rate and Alternative Income Fund, Inc.
Independent Directors
William J. Gremp (80) Director (October 2012)	2026	3	Mr. Gremp is responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. from 1999 to present. Member of Board of Directors of Prospect Capital Corporation and of Prospect Floating Rate and Alternative Income Fund, Inc.
Andrew C. Cooper (61) Director (October 2012)	2024	3	Mr. Cooper is an entrepreneur, who over the last 15 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Energy, LLC, a company that develops, owns and operates, distributed combined heat and power co-generation solutions. Member of Board of Directors of Prospect Capital Corporation and of Prospect Floating Rate and Alternative Income Fund, Inc.
Eugene S. Stark (65) Director (October 2012)	2025	3	Principal Financial Officer, Chief Compliance Officer and Vice President—Administration of General American Investors Company, Inc. from May 2005 to present. Member of Board of Directors of Prospect Capital Corporation and of Prospect Floating Rate and Alternative Income Fund, Inc.

(1)The business address of each director of the Company is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.
(2)The Fund Complex consists of the Company, Prospect Floating Rate and Alternative Income Fund, Inc., and Prospect Capital Corporation.
(3)Mr. Eliasek is an an interested person of the Company as defined in the 1940 Act because of his positions with Prospect Capital Management, the Adviser and the Company.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            55

Executive Officers Who Are Not Directors

Name, Address and Age	Position(s) Held with the Funds	Term at Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kristin Van Dask, 44(1)	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	Since April 2018	Ms. Van Dask has been the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Company since April 2018. Ms. Van Dask previously served as controller at Prospect Administration. Ms. Van Dask is also the Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary of the Adviser, Prospect Floating Rate and Alternative Income Fund, Inc. and Prospect Capital Corporation.
(1)The business address of Ms. Van Dask is c/o Priority Income Fund, Inc., 10 East 40th Street, 42nd Floor, New York, New York 10016.

ADDITIONAL INFORMATION
Portfolio Information
The Company prepares Form N-PORT filings, which contain a schedule of its portfolio holdings, on a monthly basis and makes its N-PORT filings with the Securities and Exchange Commission on a quarterly basis within 60 days after the end of the quarter. The Company’s N-PORT filings for the third month of each quarter are available on the Commission’s website at http://www.sec.gov and on our website at www.priorityincomefund.com (which is not intended to be an active hyperlink).

Proxy Information
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 448-0702; and (ii) on the SEC’s website at http://www.sec.gov. Information regarding how the Company voted proxies relating to portfolio securities during the twelve-month period ended June 30th is available on the SEC’s website at http://www.sec.gov.

Tax Information (unaudited)
For tax purposes, distributions to common stockholders during the six months ended December 31, 2023 were approximately $47,664,030 for distributions from net investment income, $0 from return of capital and $0 from capital gain. Distributions to preferred shareholders during the six months ended December 31, 2023 were $8,712,308 for distributions from net investment income, $0 from return of capital and $0 from capital gain.

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains our privacy policies and our affiliated companies. This notice supersedes any other privacy notice you may have received from us.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, date of birth, address, citizenship status (and country of origin, if applicable), number of shares you hold and your social security number. This information is used only so that we can register your shares, send you periodic reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third-party except as described below:

•Authorized personnel of our Adviser. It is our policy that only authorized personnel of our Adviser who need to know your personal information will have access to it.
•Service providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•Courts and government officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

2024 SEMI-ANNUAL REPORT
PRIORITY INCOME FUND, INC.                                            56

Item 1. Reports to Stockholders (cont.).
(b) Not applicable.

Item 2. Code of Ethics.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 3. Audit Committee Financial Expert.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 4. Principal Accountant Fees and Services.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 5. Audit Committee of Listed Registrant.
The information required by this item is not required in a semi-annual report on Form N-CSRS.

Item 6. Investments.
(a) Please see the schedule of investments contained in the report to stockholders included under Item 1 of this Form N-CSR.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The information required by this item is not required in a semi-annual report on Form N-CSRS.
Item 8. Portfolio Managers of Closed-End Investment Companies.
(a) The information required by this item is not required in a semi-annual report on Form N-CSRS.
(b) There has been no change, as of the date of the filing of this semi-annual report on Form N-CSRS, to any of the portfolio managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None during the period covered by this Form N-CSRS filing pursuant to a plan or program.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11. Controls and Procedures.
(a)Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date of this report on Form N-CSR, our management, including our Chief Executive Officer (principal executive officer) and Chief Financial Officer (principal financial officer), have concluded that the Disclosure Controls are effective and are reasonably designed to ensure that information required to be disclosed by us on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, including ensuring that information required to be disclosed by us in the reports we file or submit on Form N-CSR is accumulated and communicated to our management, including our principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)There was no change in our internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) over the period covered by this report that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13. Exhibits.
(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.
(a)(3) Not applicable.
(a)(4) Not applicable.
(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIORITY INCOME FUND, INC.
By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ M. Grier Eliasek
M. Grier Eliasek
Chief Executive Officer and President
Date: February 29, 2024

By: /s/ Kristin Van Dask
Kristin Van Dask
Chief Financial Officer, Chief Compliance Officer
Treasurer and Secretary
Date: February 29, 2024